                                        Free Writing Prospectus
                                     Filed Pursuant to Rule 433
                                    Registration No. 333-130545


(MERRILL LYNCH LOGO]    FREE WRITING PROSPECTUS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2006-RM3

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                           $166,655,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-RM3

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           RESMAE MORTGAGE CORPORATION
                                   ORIGINATOR

                          SAXON MORTGAGE SERVICES, INC.
                                    SERVICER

                               LASALLE BANK, N.A.
                                     TRUSTEE

                                 JUNE [12], 2006

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO]    FREE WRITING PROSPECTUS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2006-RM3

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO]    FREE WRITING PROSPECTUS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2006-RM3

                             FREE WRITING PROSPECTUS
                                 JUNE [12], 2006

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-RM3
                         $166,655,000 (APPROXIMATE)(6)
                               SUBJECT TO REVISION

                                                                                            EXPECTED    STATED
                                        WAL (YRS)    PAYMENT WINDOW                          FINAL      FINAL
              APPROX                    (CALL(4)/      (CALL(4)/      PAYMENT    INTEREST   MATURITY   MATURITY   EXPECTED RATINGS
  CLASS     SIZE ($)(6)     COUPON      MATURITY)      MATURITY)       DELAY     ACCRUAL      (4)        (5)      (S&P / MOODY'S)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A-1A  228,619,000   LIBOR + [ ]  2.15 / 2.31  1 - 77 / 1 - 172     0      Actual/360  Nov-2012   Jul-2037      AAA / Aaa
                            (1), (2)
CLASS A-1B   57,154,000   LIBOR + [ ]  2.15 / 2.31  1 - 77 / 1 - 172     0      Actual/360  Nov-2012   Jul-2037      AAA / Aaa
                            (1), (2)
CLASS A-2A  150,811,000   LIBOR + [ ]  1.00 / 1.00  1 - 21 / 1 - 21      0      Actual/360  Mar-2008   Jul-2037      AAA / Aaa
                            (1), (2)
CLASS A-2B   66,056,000   LIBOR + [ ]  2.00 / 2.00   21 - 28 / 21 -      0      Actual/360  Oct-2008   Jul-2037      AAA / Aaa
                            (1), (2)                       28
CLASS A-2C   71,312,000   LIBOR + [ ]  3.47 / 3.47   28 - 72 / 28 -      0      Actual/360  Jun-2012   Jul-2037      AAA / Aaa
                            (1), (2)                       72
CLASS A-2D   27,015,000   LIBOR + [ ]  6.38 / 9.01   72 - 77 / 72 -      0      Actual/360  Nov-2012   Jul-2037      AAA / Aaa
                            (1), (2)                      179
CLASS M-1    28,395,000   LIBOR + [ ]  4.77 / 5.29   46 - 77 / 46 -      0      Actual/360  Nov-2012   Jul-2037      AA+ / Aa1
                            (1), (3)                      157
CLASS M-2    24,894,000   LIBOR + [ ]  4.63 / 5.14   44 - 77 / 44 -      0      Actual/360  Nov-2012   Jul-2037      AA+ / Aa2
                            (1), (3)                      151
CLASS M-3    14,781,000   LIBOR + [ ]  4.56 / 5.05   42 - 77 / 42 -      0      Actual/360  Nov-2012   Jul-2037       AA / Aa3
                            (1), (3)                      143
CLASS M-4    14,003,000   LIBOR + [ ]  4.52 / 4.99   41 - 77 / 41 -      0      Actual/360  Nov-2012   Jul-2037       AA- / A1
                            (1), (3)                      139
CLASS M-5    13,225,000   LIBOR + [ ]  4.49 / 4.94   40 - 77 / 40 -      0      Actual/360  Nov-2012   Jul-2037       A+ / A2
                            (1), (3)                      133
CLASS M-6    12,836,000   LIBOR + [ ]  4.47 / 4.89   40 - 77 / 40 -      0      Actual/360  Nov-2012   Jul-2037        A / A3
                            (1), (3)                      128
CLASS B-1    11,669,000   LIBOR + [ ]  4.44 / 4.83   39 - 77 / 39 -      0      Actual/360  Nov-2012   Jul-2037      A- / Baa1
                            (1), (3)                      121
CLASS B-2    10,891,000   LIBOR + [ ]  4.43 / 4.78   38 - 77 / 38 -      0      Actual/360  Nov-2012   Jul-2037     BBB+ / Baa2
                            (1), (3)                      115
CLASS B-3     8,946,000   LIBOR + [ ]  4.41 / 4.71   38 - 77 / 38 -      0      Actual/360  Nov-2012   Jul-2037      BBB / Baa3
                            (1), (3)                      107
----------------------------------------------------------------------------------------------------------------------------------
  TOTAL:    740,607,000
----------------------------------------------------------------------------------------------------------------------------------

--------------
1)    Subject to the related Available Funds Cap and the related Maximum Rate
      Cap

2) If the 10% optional termination is not exercised, on the first Distribution Date following the Distribution Date on which it is exercisable, the margin on each of the Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates will increase to 2x its respective margin.

3) If the 10% optional termination is not exercised, on the first Distribution Date following the Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates will increase to 1.5x its respective margin.

4) The Certificates will be priced at 20% HEP for the fixed rate mortgage loans and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate mortgage loans. Subject to a maximum prepayment speed of 95% CPR. Assumes 10% optional termination occurs.

5)    Latest maturity date for any mortgage loan plus one year.

6) The approximate size is subject to a permitted variance in the aggregate of plus or minus 10%.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO]    FREE WRITING PROSPECTUS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2006-RM3

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                 212-449-3659     scott_soltas@ml.com
Charles Sorrentino           212-449-3659     charles_sorrentino@ml.com
Brian Kane                   212-449-3660     brian_f_kane@ml.com
Colin Sheen                  212-449-3659     colin_sheen@ml.com
Edgar Seah                   +81 3 6225 7803  edgar_seah@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                  212-449-0752     matthew_whalen@ml.com
Paul Park                    212-449-6380     paul_park@ml.com
Tim Loughlin                 212-449-1646     timothy_loughlin@ml.com
Tom Saywell                  212-449-2122     tom_saywell@ml.com
Alan Chan                    212-449-8140     alan_chan@ml.com
Fred Hubert                  212-449-5071     fred_hubert@ml.com
Alice Chu                    212-449-1701     alice_chu@ml.com
Sonia Lee                    212-449-5067     sonia_lee@ml.com
Tol Ho                                        tol_ho@ml.com
Keith Singletary             212-449-9431     keith_singletary@ml.com
Calvin Look                  212-449-5029     calvin_look@ml.com
Yimin Ge                     212-449-9401     yimin_ge@ml.com
Hoi Yee Leung                212-449-1901     hoiyee_leung@ml.com
Mark Dereska                 212-449-1008     mark_dereska@ml.com

MOODY'S
Angus Hamilton               212-553-7989     douglas.hamilton@moodys.com

STANDARD & POOR'S
Justin Hansen                                 justin_hansen@standardandpoors.com

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO]    FREE WRITING PROSPECTUS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2006-RM3

TITLE OF CERTIFICATES   Merrill Lynch Mortgage Investors, Inc., Mortgage Loan
                        Asset-Backed Certificates Series 2006-RM3, consisting of:

                        Class A-1A and Class A-1B Certificates (collectively, the "Class A-1 Certificates"), Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates (collectively, the "Class A-2 Certificates", and together with the Class A-1 Certificates, the "Class A Certificates"), Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (collectively, the "Class M Certificates"), and Class B-1, Class B-2 and Class B-3 Certificates (collectively, the "Class B Certificates").

                        The Class A Certificates, the Class M Certificates and the Class B Certificates are collectively known as the "Offered Certificates". The Class M and Class B Certificates are collectively known as the "Subordinate Certificates".

UNDERWRITER             Merrill Lynch, Pierce, Fenner & Smith Incorporated

DEPOSITOR               Merrill Lynch Mortgage Investors, Inc.

ISSUING ENTITY          Merrill Lynch Mortgage Investors Trust, Series 2006-RM3

SPONSOR                 Merrill Lynch Mortgage Lending Inc.

ORIGINATOR              ResMAE Mortgage Corporation

SERVICER                Saxon Mortgage Services, Inc.

TRUSTEE                 LaSalle Bank, N.A.

SWAP COUNTERPARTY       [TBD]

CUT-OFF DATE            June 1, 2006

PRICING DATE            On or about June [13], 2006

CLOSING DATE            On or about June [29], 2006

DISTRIBUTION DATES      Distribution of principal and interest on the
                        Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in July 2006.

ERISA CONSIDERATIONS    The Offered Certificates will be ERISA eligible as of
                        the Closing Date. However, while any interest rate swap agreement is in effect, employee benefit plans or other retirement arrangements may not acquire the certificates covered thereby unless such acquisition and holding is covered by and exempt under one of the investor-based exemptions issued by the Department of Labor. Investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Offered Certificates.

LEGAL INVESTMENT        The Offered Certificates will not constitute
                        "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS              For federal income tax purposes, the Trust Fund will
                        include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO]    FREE WRITING PROSPECTUS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2006-RM3

OPTIONAL TERMINATION    The Trustee will be required to effect an auction of the
                        assets of the Issuing Entity when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date. The auction will be effected via a solicitation of bids from at least three bidders. Any such auction will result in the termination of the Issuing Entity only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding principal balance of the Certificates, plus accrued interest on the Certificates,
                        (ii) any fees, unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations, (iii) any Net
                        Swap Payment or any swap termination payment owed to the Swap Counterparty pursuant to the Swap Contract in the event that the Issuing Entity is the defaulting party or an affected party under the Swap Contract, (iv) certain amounts described in the Prospectus Supplement, and (v) the costs incurred by the Trustee in connection with such auction.

MORTGAGE LOANS          Fixed rate and adjustable rate, first and second lien,
                        sub-prime Mortgage Loans having an aggregate stated principal balance as of the Cut-Off Date of approximately $777,950,775 originated by the Originator.

                        The mortgage pool will be divided into two groups referred to as Group I and Group II. Group I will consist of fixed rate and adjustable rate mortgage loans that had a principal balance at origination of no more than $417,000 if a single-unit property (or $625,500 if the property is located in Hawaii or Alaska), $533,850 if a two-unit property (or $800,775 if the property is located in Hawaii or Alaska), $645,300 if a three-unit property (or $967,950 if the property is located in Hawaii or Alaska), or $801,950 if a four-unit property (or $1,202,925 if the property is located in Hawaii or Alaska) and second lien fixed rate mortgage loans that had a principal balance at origination of no more than $208,500 (or $312,750 if the property is located in Hawaii or Alaska). Group II will consist of fixed rate and adjustable rate mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Group I.

TOTAL DEAL SIZE         Approximately $740,607,000

ADMINISTRATIVE FEES     Fees aggregating 50 bps per annum (payable monthly) on
                        the stated principal balance of the Mortgage Loans will be paid to the Servicer and the Trustee.

CREDIT ENHANCEMENTS     1. Excess interest
                        2. Over-Collateralization
                        3. Subordination
                        4. Net Swap Payments, if any, received from the Swap
                        Counterparty

EXCESS INTEREST         Excess interest cashflow will be available as credit
                        enhancement.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

[MERRILL LYNCH LOGO]    FREE WRITING PROSPECTUS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2006-RM3

OVER-COLLATERALIZATION        The over-collateralization ("O/C") amount is equal
                              to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the over-collateralization amount will equal approximately 4.80% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off
                              Date. To the extent the over-collateralization amount is reduced below the over-collateralization target amount (i.e., 4.80% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date), excess cashflow will be directed to build O/C until the over-collateralization target amount is restored.

                              Initial: Approximately 4.80% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date

                              Target: 4.80% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date before stepdown, 9.60% of the current principal balance of the Mortgage Loans after stepdown
                              Floor: 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date

                              (PRELIMINARY AND SUBJECT TO REVISION)

SUBORDINATION (1):             CLASSES         RATING (S/M)        SUBORDINATION
                              ---------        ------------        -------------
                               Class A           AAA / Aaa            22.75%
                              Class M-1          AA+ / Aa1            19.10%
                              Class M-2          AA+ / Aa2            15.90%
                              Class M-3          AA / Aa3             14.00%
                              Class M-4          AA- / A1             12.20%
                              Class M-5           A+ / A2             10.50%
                              Class M-6           A / A3               8.85%
                              Class B-1          A- / Baa1             7.35%
                              Class B-2         BBB+ / Baa2            5.95%
                              Class B-3         BBB / Baa3             4.80%

CLASS SIZES:                   CLASSES         RATING (S/M)         CLASS SIZES
                              ---------        ------------         -----------
                               Class A           AAA / Aaa            77.25%
                              Class M-1          AA+ / Aa1             3.65%
                              Class M-2          AA+ / Aa2             3.20%
                              Class M-3          AA / Aa3              1.90%
                              Class M-4          AA- / A1              1.80%
                              Class M-5           A+ / A2              1.70%
                              Class M-6           A / A3               1.65%
                              Class B-1          A- / Baa1             1.50%
                              Class B-2         BBB+ / Baa2            1.40%
                              Class B-3         BBB / Baa3             1.15%

----------
(1) The subordination includes the initial over-collateralization level of approximately 4.80%.

INTEREST  ACCRUAL             Interest on the Class A Certificates and the
                              Subordinate Certificates will initially accrue from the Closing Date to (but excluding) the first
                              Distribution Date, and thereafter, from the prior
                              Distribution Date to (but excluding) the current
                              Distribution Date, on an actual/360 basis.

COUPON STEP UP                If the 10% optional termination does not occur, on
                              the first distribution date following the Distribution Date on which it is possible, (i) the margin on each of the Class A Certificates will increase to 2x its respective margin, (ii) the margin on each of the Class M and Class B
                              Certificates will increase to 1.5x its respective margin.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

[MERRILL LYNCH LOGO]    FREE WRITING PROSPECTUS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2006-RM3

SWAP CONTRACT                 The Issuing Entity will include a swap derivative
<PRELIMINARY AND              contract for the benefit of the Certificates (the
SUBJECT TO REVISION>          "Swap Contract") to (i) protect against interest
                              rate risk from upward movement in one-month LIBOR,
                              (ii) diminish basis risk associated with the hybrid adjustable-rate mortgage loans and (iii) provide additional credit enhancement in respect of the Certificates. On each Distribution Date, the Issuing Entity will be required to make payments to the Swap Counterparty based on the applicable fixed rate and on the applicable notional balance for the Distribution Date specified in the schedule hereto and the Issuing
                              Entity will be entitled to receive payments from the Swap Counterparty based on one-month LIBOR and the applicable notional balance for the Distribution Date specified in the schedule hereto. The payments from the Issuing Entity to the Swap Counterparty and from the Swap
                              Counterparty to the Issuing Entity on each Distribution Date will be netted so that only the net payment (the "Net Swap Payment") will be paid by the party owing the higher of the two payments on such Distribution Date. Any Net Swap Payment received from the Swap Counterparty will be treated as available interest funds on the relevant Distribution Date.

AVAILABLE FUNDS CAPS          Class A-1 Certificates: The per annum rate equal
                              to the product of (i) 12, (ii) the quotient of (x) the total scheduled interest on the Group I
                              Mortgage Loans based on the Net Mortgage Rates in effect on the related due date, less the pro rata portion (calculated based on the ratio of the Group I Mortgage Loans to the total pool of Mortgage Loans) allocable to the Group I Mortgage
                              Loans of any Net Swap Payments or Swap Termination
                              Payments (other than Defaulted Swap Termination
                              Payments) owed to the Swap Counterparty for such distribution date, and (y) the aggregate stated principal balance of the Group I Mortgage Loans as of the first day of the related accrual period and
                              (iii) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days in the related accrual period.

                              Class A-2 Certificates: The per annum rate equal to the product of (i) 12, (ii) the quotient of (x) the total scheduled interest on the Group II Mortgage Loans based on the Net Mortgage Rates in effect on the related due date, less the pro rata portion (calculated based on the ratio of the Group II Mortgage Loans to the total pool of Mortgage Loans) allocable to the Group II Mortgage Loans of any Net Swap Payments or Swap Termination Payments (other than Defaulted Swap Termination Payments) owed to the Swap Counterparty for such distribution date, and (y) the aggregate stated principal balance of the Group II Mortgage Loans as of the first day of the related accrual period and (iii) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days in the related accrual period.

                              Subordinate Certificates: The per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each Loan Group the current principal balance of the related Class A Certificates) of the Class A-1 Available Funds Cap and the Class A-2 Available Funds Cap.

                              "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate on such mortgage loan less the administrative fees.

CAP CONTRACTS                 The Class A-1, Class A-2 and the Subordinate
                              Certificates will each have the benefit of one of the three cap contracts as specified below:

                                                        BEGINNING         1ML STRIKE, UPPER
CLASS                          NUMBER OF MONTHS     DISTRIBUTION DATE          COLLAR
-----                          ----------------     -----------------     -----------------
Class A-1 Certificates                 6                July 2006              10.350%
Class A-2 Certificates                 6                July 2006              10.500%
Subordinate Certificates               6                July 2006               8.910%

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

[MERRILL LYNCH LOGO]    FREE WRITING PROSPECTUS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2006-RM3

                              Payments received on the related cap contract will be available to pay amounts to the holders of the Certificates, in respect of shortfalls arising as a result of the applicable Available Funds Cap, as described herein (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero).

MAXIMUM RATE CAPS             The pass-through rates of each of the Offered
                              Certificates will also be subject to a related
                              "Maximum Rate Cap", which will be calculated in the same manner as the related Available Funds
                              Cap, but based on the net maximum mortgage rate rather than the net mortgage rate. Any interest shortfall due to the Maximum Rate Caps will not be reimbursed.

SHORTFALL REIMBURSEMENT       With respect to any Class of Certificates on any
                              Distribution Date, an amount equal to the sum of
                              (A) the excess, if any, of (1) the amount of interest that such Class would have accrued on such Distribution Date had the pass-through rate for that Class been equal to the lesser of (a)
                              LIBOR plus the related margin and (b) the greater of (x) the related Maximum Rate Cap for such Distribution Date and (y) a per annum rate equal to the sum of (i) the related Available Funds Cap and (ii) the product of (AA) a fraction, stated as a percentage, the numerator of which is 360 and the denominator of which is the actual number of days in the related Accrual Period and (BB) a fraction, stated as a percentage, the numerator of which is an amount equal to the proceeds, if any, payable under the related Cap Contract with respect to such Distribution Date and the denominator of which is the aggregate Certificate principal balance of the related Class or Classes of Certificates immediately prior to such Distribution Date, over (2) the amount of interest that each such Class accrued on such Distribution
                              Date based on a pass-through rate equal to the related Available Funds Cap and (B) the unpaid portion of any such excess from the prior
                              Distribution Date (and interest accrued thereon at the current applicable pass-through rate for such Class, without giving effect to the related
                              Available Funds Cap) (herein referred to as a "Carryover"). Such reimbursement will be paid only on a subordinated basis, as described below in the "Cashflow Priority" section. No such Carryover will be paid once the certificate principal balance has been reduced to zero.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

[MERRILL LYNCH LOGO]    FREE WRITING PROSPECTUS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2006-RM3

CASHFLOW PRIORITY             1.    Repayment of any unreimbursed Servicer
                                    Advances and Administrative Fees.

                              2. Available interest funds, as follows: to pay to the Swap Counterparty any Net Swap Payment or any swap termination payment owed to the Swap Counterparty pursuant to the Swap Contract in the event that the Issuing Entity is the defaulting party or an affected party under the Swap Contract, to be paid from available interest funds.

                              3.    Available interest funds not used as
                                    provided for in paragraph 2 above, as
                                    follows: monthly interest, including any unpaid monthly interest from prior months, concurrently, on a pro rata basis, to each class of the Class A Certificates; then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class M-4 Certificates, then to the Class M-5 Certificates, and then to the Class M-6 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates and then to the Class B-3 Certificates.

                              4. Available principal funds, as follows: to the extent not paid pursuant to item 2 above, any Net Swap Payment or any swap termination payment owed to the Swap Counterparty pursuant to the Swap Contract in the event that the Issuing Entity is the defaulting party or an affected party under the Swap Contract, then monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class M-4 Certificates, then monthly principal to the Class M-5 Certificates, then monthly principal to the Class M-6 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates and then monthly principal to the Class B-3 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                              5. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                              6. Excess interest to pay subordinate principal shortfalls.

                              7. Excess interest to pay Carryover resulting from imposition of the related Available Funds Cap.

                              8.    Excess interest to pay to the Swap
                                    Counterparty any swap termination payment owed to the Swap Counterparty pursuant to the Swap Contract in the event that the Swap Counterparty is the defaulting party or the sole affected party under the Swap Contract.

                              9.    Any remaining amount will be paid in
                                    accordance with the Pooling and Servicing
                                    Agreement and will not be available for
                                    payment to holders of the Offered
                                    Certificates.

                              Payments received on the Cap Contracts will be available to the related Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Class M and Class B Certificates have been written down to zero. Any excess of amounts received on the related Cap Contracts over amounts needed to pay such Carryovers on the related Certificates will be distributed in respect of other classes of certificates not described herein.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

[MERRILL LYNCH LOGO]    FREE WRITING PROSPECTUS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2006-RM3

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

      All scheduled and unscheduled principal received from the Mortgage Loans and excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A Certificates as follows:

      1) The Group I Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

      2) The Group II Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

      "Group I Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group I mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from the Mortgage Loans and distributable on such Distribution Date.

      "Group II Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group II mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from Mortgage Loans and distributable on such Distribution Date.

      Amounts allocated to the Class A-1 Certificates shall be distributed pro rata to Class A-1A and Class A-1B Certificates; provided, however, that on and after the Distribution Date on which the aggregate Certificate Principal Balance of the Subordinate Certificates and the O/C Amount have been reduced to zero, any principal distribution allocated to A-1 Certificates will be distributed sequentially to the A-1A Certificates until its Certificate principal balance has been reduced to zero and then to the Class A-1B Certificates until its Certificate principal balance has been reduced to zero.

      Amounts allocated to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates shall be distributed as follows: sequentially, with all amounts paid to the Class A-2A Certificates until its Certificate principal balance has been reduced to zero, then to the Class A-2B Certificates until its Certificate principal balance has been reduced to zero, then to the Class A-2C Certificates until its Certificate principal balance has been reduced to zero and thereafter to the Class A-2D Certificates until its Certificate principal balance has been reduced to zero; provided, however, that on and after the Distribution Date on which the aggregate Certificate Principal Balance of the Subordinate Certificates and the O/C Amount have been reduced to zero, any principal distributions allocated to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates are required to be allocated pro rata among such classes of Certificates based on their respective Certificate Principal Balances, until their Certificate Principal Balances have been reduced to zero.

After the Certificate principal balance of either the Class A-1 or Class A-2 Certificates has been reduced to zero, the amounts referred to in (1) or (2) above, as applicable, will be distributed to the remaining Class A Certificates (i.e., whichever such class or classes remains outstanding) as the case may be. After the aggregate Certificate principal balance of the Class A-1 and Class A-2 Certificates has been reduced to zero, the amounts referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates in each case, until reduced to zero.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

[MERRILL LYNCH LOGO]    FREE WRITING PROSPECTUS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2006-RM3

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

      All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates in the same manner as described above, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class M-4 Certificates, sixth to the Class M-5 Certificates, seventh to the Class M-6 Certificates, eighth to the Class B-1 Certificates, ninth to the Class B-2 Certificates and tenth to the Class B-3 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

CLASS A                 45.50%*
CLASS M-1               38.20%*
CLASS M-2               31.80%*
CLASS M-3               28.00%*
CLASS M-4               24.40%*
CLASS M-5               21.00%*
CLASS M-6               17.70%*
CLASS B-1               14.70%*
CLASS B-2               11.90%*
CLASS B-3                9.60%*

----------
* includes over-collateralization

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

[MERRILL LYNCH LOGO]    FREE WRITING PROSPECTUS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2006-RM3

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

1)    The Distribution Date is on or after the earlier of:

      i) the first Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates have been reduced to zero; and

      ii)   the later of the:

            a.    July 2009 Distribution Date; and

            b. the applicable Subordinate Class Principal Distribution Date has occurred (as described below); and 2) Step Down Loss Trigger Event does not exist.

SUBORDINATE                   The first Distribution Date on which the Senior
CLASS PRINCIPAL               Enhancement Percentage (i.e., the sum of the
DISTRIBUTION                  outstanding principal balance of the Subordinate
DATE                          Certificates and the O/C amount divided by the
                              aggregate stated principal balance of the Mortgage
                              Loans, as of the end of the related due period) is greater than or equal to the Senior Specified
                              Enhancement Percentage (including O/C), which is equal to two times the initial Class A subordination percentage.

                              SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                              45.50%
                              or
                              (17.95%+4.80%)*2

STEPDOWN LOSS TRIGGER         The situation that exists with respect to any
EVENT                         Distribution Date after the Stepdown Date, if (a)
<PRELIMINARY AND              the quotient of (1) the aggregate Stated Principal
SUBJECT TO REVISION>          Balance of all Mortgage Loans 60 or more days
                              delinquent, measured on a rolling three month basis (including Mortgage Loans in foreclosure and REO Properties) and (2) the Stated Principal
                              Balance of all the Mortgage Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) 35.20% and (ii) the Senior Enhancement Percentage or (b) the quotient
                              (expressed as a percentage) of (1) the aggregate
                              Realized Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required Loss
                              Percentage shown below.

DISTRIBUTION DATE OCCURRING          REQUIRED LOSS PERCENTAGE
---------------------------          -------------------------------------------
July 2008 - June 2009                1.60% with respect to April 2008, plus an
                                     additional 1/12th of 2.00% for each month
                                     thereafter
July 2009 - June 2010                3.60% with respect to June 2009, plus an
                                     additional 1/12th of 2.00% for each month
                                     thereafter
July 2010 - June 2011                5.60% with respect to June 2010, plus an
                                     additional 1/12th of 1.65% for each month
                                     thereafter
July 2011 - June 2012                7.25% with respect to June 2011, plus an
                                     additional 1/12th of 0.80% for each month
                                     thereafter
July 2012 and thereafter             8.05%

                                       <PRELIMINARY AND SUBJECT TO REVISION>

PROSPECTUS                    The Offered Certificates will be offered pursuant
                              to a Prospectus which includes a Prospectus
                              Supplement (together, the "Prospectus"). Complete information with respect to the Offered
                              Certificates and the Mortgage Loans is contained in the Prospectus.

MORTGAGE LOAN TABLES          The following tables describe the mortgage loans
                              and the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]     TOTAL COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance                                       $ 777,950,775
Aggregate Original Principal Balance                                          $ 778,697,389
Number of Mortgage Loans                                                              4,383

                                           MINIMUM           MAXIMUM            AVERAGE (1)
                                          --------          ---------           -----------
Original Principal Balance                $ 12,500          $ 935,000            $ 177,663
Outstanding Principal Balance             $ 12,488          $ 934,691            $ 177,493

                                          MINIMUM            MAXIMUM         WEIGHTED AVERAGE (2)
                                          -------            -------         --------------------
Original Term (mos)                           180                360                    340
Stated remaining Term (mos)                   171                360                    338
Loan Age (mos)                                  0                 17                      2
Current Interest Rate                       5.720%            12.650%                 8.417%
Initial Interest Rate Cap(4)                1.000%             1.500%                 1.014%
Periodic Rate Cap(4)                        1.000%             1.500%                 1.014%
Gross Margin(4)                             3.500%             7.250%                 6.016%
Maximum Mortgage Rate(4)                   11.720%            18.250%                14.122%
Minimum Mortgage Rate(4)                    5.720%            12.250%                 8.094%
Months to Roll(4)                               4                 35                     22
Original Loan-to-Value                      16.99%            100.00%                 83.39%
Combined Loan-to-Value                      16.99%            100.00%                 93.25%
Credit Score (3)                              500                809                    634

                                                             EARLIEST             LATEST
                                                            ----------          ----------
MATURITY DATE                                               09/01/2020          06/01/2036

LIEN POSITION                        PERCENT OF MORTGAGE POOL
-------------                        ------------------------
1st Lien                                                89.06%
2nd Lien                                                10.94%

OCCUPANCY                            PERCENT OF MORTGAGE POOL
-------------                        ------------------------
Primary                                                 96.11%
Second Home                                              0.55%
Investment                                               3.35%

LOAN TYPE                            PERCENT OF MORTGAGE POOL
-------------                        ------------------------
Fixed Rate                                              15.79%
ARM                                                     84.21%

AMORTIZATION TYPE                    PERCENT OF MORTGAGE POOL
-------------                        ------------------------
Fully Amortizing                                        27.16%
Interest Only                                           20.32%
15/30 Balloon                                           10.86%
30/40 Balloon                                           41.66%

YEAR OF ORIGINATION                  PERCENT OF MORTGAGE POOL
-------------------                  ------------------------
2004                                                     0.01%
2005                                                     8.22%
2006                                                    91.77%

LOAN PURPOSE                         PERCENT OF MORTGAGE POOL
------------                         ------------------------
Purchase                                                68.08%
Refinance - Rate/Term                                    1.38%
Refinance - Cashout                                     30.55%

PROPERTY TYPE                        PERCENT OF MORTGAGE POOL
------------                         ------------------------
Single Family                                           72.12%
Planned Unit Development                                13.20%
Condominium                                              7.79%
Two- to Four-Family                                      6.89%

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Minimum and Weighting only for loans with scores.

(4)   ARM Loans only

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]     TOTAL COLLATERAL SUMMARY

MORTGAGE RATES

                     NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                       OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  AVERAGE   PERCENT
RANGE OF            MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
MORTGAGE RATES       LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME    DOC       IO
-----------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%         5    $  1,157,257      0.15%    5.934%     691      $231,451      78.99%   35.78%    34.03%   25.60%
6.001% to 6.500%        76      21,895,745      2.81     6.349      672       288,102      77.77    41.55     72.45    46.81
6.501% to 7.000%       269      75,041,290      9.65     6.842      659       278,964      80.04    42.76     73.08    32.47
7.001% to 7.500%       397     108,737,398     13.98     7.309      644       273,898      80.10    43.22     60.30    26.40
7.501% to 8.000%       639     164,153,375     21.10     7.785      642       256,891      80.54    43.30     43.46    28.05
8.001% to 8.500%       465     110,591,933     14.22     8.290      630       237,832      81.56    43.90     29.54    17.09
8.501% to 9.000%       479     103,630,196     13.32     8.775      620       216,347      81.91    42.99     22.47    18.39
9.001% to 9.500%       271      48,819,442      6.28     9.273      604       180,146      83.52    43.23     25.57    13.20
9.501% to 10.000%      565      51,147,569      6.57     9.746      612        90,527      90.25    42.81     35.48     6.49
10.001% to 10.500%     163      17,603,019      2.26    10.277      623       107,994      91.28    43.41     39.09     2.45
10.501% to 11.000%     283      25,100,006      3.23    10.806      647        88,693      95.33    43.74     24.35     1.12
11.001% to 11.500%     242      17,724,658      2.28    11.336      635        73,242      98.27    44.76     29.11     0.00
11.501% to 12.000%     486      29,791,123      3.83    11.892      616        61,299      99.11    44.70     25.46     0.00
12.001% to 12.500%      42       2,519,573      0.32    12.295      605        59,990      95.36    45.74     26.19     0.00
12.501% to 13.000%       1          38,191      0.00    12.650      635        38,191     100.00    47.19      0.00     0.00
----------------------------------------------------------------------------------------------------------------------------
TOTAL:               4,383    $777,950,775    100.00%    8.417%     634      $177,493      83.39%   43.29%    41.26%   20.32%
----------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.720% per annum to 12.650% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.417% per annum.

REMAINING MONTHS TO STATED MATURITY

                     NUMBER    AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED  WEIGHTED
RANGE OF               OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   AVERAGE   PERCENT
REMAINING TERMS     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT    BALANCE     ORIGINAL  DEBT-TO-    FULL   PERCENT
(MONTHS)             LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV      INCOME     DOC      IO
-----------------------------------------------------------------------------------------------------------------------------
169 to 180           1,419    $ 85,860,809     11.04%   11.069%     649      $ 60,508     99.67%    43.81%    37.62%    0.00%
337 to 348              24       4,715,070      0.61     7.353      594       196,461     79.83     40.43     63.37    14.76
349 to 360           2,940     687,374,896     88.36     8.093      633       233,801     81.38     43.25     41.56    22.90
----------------------------------------------------------------------------------------------------------------------------
TOTAL:               4,383    $777,950,775    100.00%    8.417%     634      $177,493     83.39%    43.29%    41.26%   20.32%
----------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 171 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 338 months.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]     TOTAL COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                            NUMBER   AGGREGATE                       WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                              OF     PRINCIPAL   PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL  AVERAGE   AVERAGE PERCENT
RANGE OF ORIGINAL MORTGAGE MORTGAGE   BALANCE     MORTGAGE  AVERAGE   CREDIT   BALANCE    ORIGINAL DEBT-TO-   FULL  PERCENT
LOAN PRINCIPAL BALANCES     LOANS   OUTSTANDING     POOL     COUPON   SCORE   OUTSTANDING   LTV     INCOME    DOC     IO
---------------------------------------------------------------------------------------------------------------------------
$50,000 or less               656   $ 20,975,860     2.70%   10.835%    635     $ 31,975   98.88%   42.41%   43.89%   0.00%
$50,001 to $100,000         1,033     76,591,873     9.85    10.184     632       74,145   91.77    42.19    43.07    0.50
$100,001 to $150,000          716     88,690,292    11.40     9.030     631      123,869   85.33    42.08    43.59    6.66
$150,001 to $200,000          454     78,976,824    10.15     8.332     628      173,958   81.27    42.59    45.73   12.44
$200,001 to $250,000          359     80,543,095    10.35     8.196     626      224,354   81.11    43.19    39.81   20.69
$250,001 to $300,000          344     94,802,667    12.19     8.038     630      275,589   80.99    43.67    37.03   26.46
$300,001 to $350,000          267     86,563,071    11.13     7.992     626      324,206   81.60    44.21    37.80   22.60
$350,001 to $400,000          179     67,038,727     8.62     7.855     639      374,518   81.14    44.47    36.32   29.66
$400,001 to $450,000          146     62,160,783     7.99     7.940     643      425,759   82.80    43.98    38.53   31.60
$450,001 to $500,000          107     51,014,440     6.56     7.913     645      476,770   79.84    44.59    35.40   27.18
$500,001 to $550,000           46     24,059,605     3.09     7.719     666      523,035   81.53    44.79    34.98   37.07
$550,001 to $600,000           43     24,498,619     3.15     7.781     647      569,735   82.41    41.44    53.51   37.43
$600,001 to $650,000           16      9,999,150     1.29     7.717     652      624,947   84.45    43.08    62.72   44.05
$650,001 to $700,000           12      8,111,147     1.04     7.479     653      675,929   85.95    41.87    83.23   50.04
$700,001 to $750,000            3      2,180,510     0.28     7.748     644      726,837   86.32    38.86    67.47   33.08
$800,001 to $850,000            1        809,421     0.10     7.690     667      809,421   80.00    36.49   100.00    0.00
$900,001 to $950,000            1        934,691     0.12     7.500     574      934,691   79.91    54.22   100.00    0.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                      4,383   $777,950,775   100.00%    8.417%    634     $177,493   83.39%   43.29%   41.26%  20.32%
--------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $12,488 to approximately $934,691 and the average outstanding principal balance of the Mortgage Loans was approximately $177,493.

PRODUCT TYPES

                                 NUMBER     AGGREGATE                       WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                   OF       PRINCIPAL   PERCENT OF WEIGHTED AVERAGE   PRINCIPAL   AVERAGE AVERAGE  PERCENT
                                MORTGAGE     BALANCE     MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
PRODUCT TYPES                    LOANS      OUTSTANDING    POOL     COUPON   SCORE   OUTSTANDING   LTV     INCOME    DOC     IO
----------------------------------------------------------------------------------------------------------------------------------
15 Year Fixed Loans                  20   $  1,371,207      0.18%    9.268%    638     $ 68,560   87.82%   40.63%   45.61%    0.00%
30 Year Fixed Loans                 216     29,840,552      3.84     8.000     630      138,151   78.32    40.68    60.86     4.36
15/30 Balloon Loans               1,399     84,489,602     10.86    11.098     649       60,393   99.87    43.87    37.50     0.00
30/40 Balloon Loans                  31      7,118,925      0.92     7.980     641      229,643   82.08    42.73    68.96     0.00
Six Month LIBOR Loans                 8      1,728,479      0.22     7.879     646      216,060   80.00    37.39    41.36     0.00
2/28 LIBOR Loans                  1,544    332,088,700     42.69     8.087     635      215,083   81.64    43.02    43.06    46.35
2/28 LIBOR Loans (40 due in 30)   1,131    313,178,552     40.26     8.104     630      276,904   81.39    43.84    37.97     0.00
3/27 LIBOR Loans                     20      4,349,095      0.56     7.697     649      217,455   82.88    38.41    42.46    65.53
3/27 LIBOR Loans (40 due in 30)      14      3,785,663      0.49     8.326     617      270,405   77.42    40.31    30.07     0.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,383   $777,950,775    100.00%    8.417%    634     $177,493   83.39%   43.29%   41.26%   20.32%
----------------------------------------------------------------------------------------------------------------------------------

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]     TOTAL COLLATERAL SUMMARY

AMORTIZATION TYPE

                         NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                           OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   AVERAGE   PERCENT
                        MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
AMORTIZATION TYPE        LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV      INCOME     DOC      IO
---------------------------------------------------------------------------------------------------------------- ----------------
Fully Amortizing          1,303   $211,289,013     27.16%    8.330%      624     $ 162,156     81.46%   42.34%    42.97%    0.00%
Balloon                   2,575    408,572,742     52.52     8.723       634       158,669     85.19    43.79     38.34     0.00
24 Month Interest-Only      118     36,425,803      4.68     7.262       656       308,693     80.68    43.13     41.36   100.00
36 Month Interest-Only        5      1,056,766      0.14     7.491       659       211,353     85.38    40.91     38.32   100.00
60 Month Interest-Only      382    120,606,450     15.50     7.891       647       315,724     81.48    43.33     48.17   100.00
---------------------------------------------------------------------------------------------------------------- ---------------
TOTAL:                    4,383   $777,950,775    100.00%    8.417%      634     $ 177,493     83.39%   43.29%    41.26%   20.32%
---------------------------------------------------------------------------------------------------------------- ---------------

ADJUSTMENT TYPE

                         NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                           OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   AVERAGE   PERCENT
                        MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
ADJUSTMENT TYPE          LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV      INCOME     DOC      IO
-------------------------------------------------------------------------------------------------------------- ------------------
ARM                       2,717   $655,130,489     84.21%     8.094%     633     $ 241,123     81.50%   43.35%    40.54%   23.93%
Fixed Rate                1,666    122,820,286     15.79     10.144      644        73,722     93.47    42.99     45.09     1.06
-------------------------------------------------------------------------------------------------------------- -----------------
TOTAL:                    4,383   $777,950,775    100.00%     8.417%     634     $ 177,493     83.39%   43.29%    41.26%   20.32%
-------------------------------------------------------------------------------------------------------------- -----------------

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]     TOTAL COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                         NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                           OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   AVERAGE   PERCENT
GEOGRAPHIC              MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
DISTRIBUTION             LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV      INCOME     DOC      IO
-------------------------------------------------------------------------------------------------------------- ------------------
Arizona                     274   $ 37,021,722      4.76%     8.305%     642      $135,116     83.16%   43.41%    40.48%   19.91%
California                 1738    435,318,128     55.96      8.235      641       250,471     82.78    44.00     38.99    27.69
Colorado                     81     10,492,032      1.35      8.156      626       129,531     82.51    39.97     67.37    19.85
Connecticut                  14      2,112,263      0.27      9.331      595       150,876     83.64    45.60     35.49     9.54
Delaware                      3        271,888      0.03      8.878      566        90,629     74.92    41.88     47.79     0.00
Florida                     471     78,128,543     10.04      8.653      626       165,878     83.40    42.25     41.38    13.09
Georgia                      11      1,221,124      0.16      9.406      609       111,011     87.65    39.25     32.82    12.68
Hawaii                       18      5,226,627      0.67      7.883      656       290,368     84.25    45.38     38.22     2.46
Illinois                    317     51,278,020      6.59      8.698      635       161,760     85.36    43.90     37.48     6.58
Indiana                      10        922,381      0.12      9.186      607        92,238     89.25    37.72     59.31     0.00
Kansas                        6        516,768      0.07      9.704      610        86,128     91.46    33.09     46.21     0.00
Kentucky                      2        369,112      0.05      8.406      593       184,556     86.46    43.19    100.00     0.00
Louisiana                    23      2,005,867      0.26      8.896      614        87,212     80.39    42.19     32.88     6.21
Maryland                     28      6,286,921      0.81      8.684      602       224,533     84.25    43.31     35.54    22.59
Michigan                     98     11,416,769      1.47      9.288      607       116,498     86.87    41.87     36.80     1.40
Minnesota                    69     10,413,228      1.34      8.559      641       150,916     83.68    40.95     36.42    15.87
Mississippi                  43      3,434,246      0.44      9.288      595        79,866     86.17    42.31     57.91     0.00
Missouri                     77      8,124,363      1.04      9.155      624       105,511     84.26    41.23     53.68    14.21
Nevada                       76     14,450,225      1.86      8.550      631       190,135     83.81    42.90     41.82    23.06
New Mexico                   27      3,596,469      0.46      9.111      615       133,203     85.94    41.95     62.92    17.19
New York                      8      3,026,816      0.39      9.068      657       378,352     84.01    47.13     33.29     5.65
North Carolina                6        619,160      0.08     10.040      611       103,193     84.88    43.83     13.81     0.00
Ohio                         26      2,730,263      0.35      8.822      614       105,010     90.15    42.32     60.96     8.05
Oklahoma                     32      3,102,449      0.40      8.401      594        96,952     84.82    38.66     72.29     4.28
Oregon                       13      1,798,703      0.23      8.784      600       138,362     85.02    43.87     58.18     0.00
Rhode Island                  4        771,141      0.10      8.609      573       192,785     81.72    44.69     65.23     0.00
South Carolina                1        137,802      0.02      7.740      634       137,802     80.00    41.95    100.00     0.00
Tennessee                    38      4,665,334      0.60      8.490      608       122,772     85.08    40.80     55.12     0.00
Texas                       746     63,830,912      8.21      8.647      618        85,564     83.71    41.11     47.15     4.98
Utah                         65      6,719,715      0.86      8.654      643       103,380     87.16    43.12     57.42     8.48
Virginia                     17      2,824,802      0.36      8.969      604       166,165     84.96    42.22     27.62    23.70
Washington                   19      2,771,656      0.36      8.161      610       145,877     83.64    43.65     59.60    21.28
Wisconsin                    22      2,345,327      0.30      9.181      586       106,606     84.22    44.60     86.51     0.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    4,383   $777,950,775    100.00%     8.417%     634      $177,493     83.39%   43.29%    41.26%   20.32%
--------------------------------------------------------------------------------------------------------------------------------

No more than approximately 0.70% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3
[MERRILL LYNCH LOGO]   TOTAL  COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                            NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE    AVERAGE  PERCENT
RANGE OF ORIGINAL          MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
LOAN-TO-VALUE RATIOS        LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV      INCOME     DOC      IO
------------------------------------------------------------------------------------------------------------------------------------
50.00% or less                  36   $  5,564,540      0.72%    8.287%     604      $154,571     38.76%    39.99%    36.06%    6.20%
50.01% to 55.00%                25      4,813,105      0.62     8.397      581       192,524     52.49     43.93     50.01    10.46
55.01% to 60.00%                26      4,805,818      0.62     7.800      604       184,839     57.48     41.41     61.76    12.59
60.01% to 65.00%                42      9,102,201      1.17     8.291      589       216,719     63.15     40.43     31.62    15.71
65.01% to 70.00%                54     13,121,710      1.69     8.424      574       242,995     68.95     42.65     49.54    19.54
70.01% to 75.00%               101     23,616,511      3.04     8.266      596       233,827     73.99     42.16     41.85    15.40
75.01% to 80.00%             1,864    446,794,064     57.43     7.850      644       239,696     79.94     43.92     39.03    25.60
80.01% to 85.00%               211     46,644,841      6.00     8.427      593       221,066     84.64     42.20     50.11    17.57
85.01% to 90.00%               349     82,581,468     10.62     8.359      623       236,623     89.68     40.92     53.80    21.94
90.01% to 95.00%               249     49,721,586      6.39     9.062      632       199,685     94.81     43.34     35.25    16.36
95.01% to 100.00%            1,426     91,184,930     11.72    10.988      648        63,945     99.97     43.86     38.00     0.18
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       4,383   $777,950,775    100.00%    8.417%     634      $177,493     83.39%    43.29%    41.26%   20.32%
-----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 16.99% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 10.94% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.87%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.90%.

COMBINED LOAN-TO-VALUE RATIOS

                            NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE  PERCENT
RANGE OF COMBINED          MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
LOAN-TO-VALUE RATIOS        LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV      INCOME     DOC      IO
------------------------------------------------------------------------------------------------------------------------------------
50.00% or less                  36   $  5,564,540      0.72%    8.287%     604      $154,571     38.76%    39.99%    36.06%    6.20%
50.01% to 55.00%                25      4,813,105      0.62     8.397      581       192,524     52.49     43.93     50.01    10.46
55.01% to 60.00%                26      4,805,818      0.62     7.800      604       184,839     57.48     41.41     61.76    12.59
60.01% to 65.00%                42      9,102,201      1.17     8.291      589       216,719     63.15     40.43     31.62    15.71
65.01% to 70.00%                53     12,897,760      1.66     8.416      573       243,354     68.94     42.76     50.40    19.88
70.01% to 75.00%               101     23,616,511      3.04     8.266      596       233,827     73.99     42.16     41.85    15.40
75.01% to 80.00%               270     60,143,495      7.73     8.240      605       222,754     79.57     43.58     45.54    13.90
80.01% to 85.00%               211     46,644,841      6.00     8.427      593       221,066     84.64     42.20     50.11    17.57
85.01% to 90.00%               351     82,917,339     10.66     8.361      624       236,232     89.62     40.90     53.59    21.85
90.01% to 95.00%               283     59,312,791      7.62     8.824      636       209,586     92.42     43.18     35.69    16.23
95.01% to 100.00%            2,985    468,132,374     60.18     8.416      650       156,828     83.89     43.98     38.02    22.37
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       4,383   $777,950,775    100.00%    8.417%     634      $177,493     83.39%    43.29%    41.26%   20.32%
-----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 16.99% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 93.25%. . This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 10.94% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.87%. Approximately 49.73% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.83%.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3
[MERRILL LYNCH LOGO]   TOTAL  COLLATERAL SUMMARY

DEBT-TO-INCOME RATIOS

                            NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE    AVERAGE  PERCENT
RANGE OF DEBT-TO-          MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
INCOME RATIOS               LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV      INCOME     DOC      IO
------------------------------------------------------------------------------------------------------------------------------------
20.00% or less                  64   $ 10,038,103      1.29%    8.132%     633      $156,845     84.33%    13.71%    80.81%   24.69%
20.01% to 25.00%                90     13,603,713      1.75     8.258      630       151,152     83.50     22.67     80.90    16.62
25.01% to 30.00%               155     21,954,662      2.82     8.306      629       141,643     83.09     27.79     66.79    13.64
30.01% to 35.00%               291     42,876,810      5.51     8.192      628       147,343     82.45     32.45     60.35    21.42
35.01% to 40.00%               570     96,339,576     12.38     8.360      634       169,017     83.06     37.81     47.37    22.65
40.01% to 45.00%             1,047    186,476,348     23.97     8.409      636       178,105     83.57     42.78     40.42    20.30
45.01% to 50.00%             2,062    381,097,164     48.99     8.506      637       184,819     83.74     47.93     31.17    19.80
50.01% to 55.00%               104     25,564,400      3.29     8.040      605       245,812     79.51     52.70     84.31    23.67
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       4,383   $777,950,775    100.00%    8.417%     634      $177,493     83.39%    43.29%    41.26%   20.32%
-----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 0.16% to 55.00% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 43.29%.

LOAN PURPOSE

                            NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE    AVERAGE  PERCENT
                           MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
LOAN PURPOSE                LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV      INCOME     DOC      IO
------------------------------------------------------------------------------------------------------------------------------------
Purchase                     3,297   $529,621,490    68.08%     8.481%     645      $160,637     84.39%    43.77%    37.84%   20.63%
Refinance - Cashout          1,012    237,628,187    30.55      8.284      611       234,810     81.32     42.31     47.88    19.81
Refinance - Rate Term           74     10,701,097     1.38      8.226      608       144,609     79.93     41.27     63.46    16.55
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       4,383   $777,950,775   100.00%     8.417%     634      $177,493     83.39%    43.29%    41.26%   20.32%
-----------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

                            NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE    AVERAGE  PERCENT
                           MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
PROPERTY TYPE               LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV      INCOME     DOC      IO
------------------------------------------------------------------------------------------------------------------------------------
Single Family                3,143   $561,068,745    72.12%     8.381%     633      $178,514     83.31%    43.44%    42.39%   20.75%
Planned Unit Development       663    102,700,226    13.20      8.454      633       154,902     84.52     42.85     40.43    13.47
Condominium                    359     60,569,783     7.79      8.689      641       168,718     83.83     43.02     33.56    26.41
Two- to Four-Family            218     53,612,021     6.89      8.421      645       245,927     81.52     42.96     39.74    22.11
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       4,383   $777,950,775   100.00%     8.417%     634      $177,493     83.39%    43.29%    41.26%   20.32%
-----------------------------------------------------------------------------------------------------------------------------------

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3
[MERRILL LYNCH LOGO]     TOTAL COLLATERAL SUMMARY

DOCUMENTATION

                           NUMBER    AGGREGATE                          WEIGHTED   AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF   WEIGHTED  AVERAGE   PRINCIPAL   AVERAGE   AVERAGE   PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
DOCUMENTATION              LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV      INCOME     DOC      IO
----------------------------------------------------------------------------------------------------------------------------------
Stated Income                2,485  $448,216,357      57.62%     8.722%      642 $   180,369     83.45%    44.55%    0.00%   18.75%
Full Documentation           1,854   320,991,970      41.26      8.004       624     173,135     83.32     41.66   100.00    22.92
Limited Documentation           44     8,742,448       1.12      7.949       631     198,692     83.08     38.97     0.00     5.41
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       4,383  $777,950,775     100.00%     8.417%      634 $   177,493     83.39%    43.29%   41.26%   20.32%
----------------------------------------------------------------------------------------------------------------------------------

OCCUPANCY

                           NUMBER    AGGREGATE                          WEIGHTED   AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE  PRINCIPAL   AVERAGE   AVERAGE   PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
OCCUPANCY                  LOANS    OUTSTANDING     POOL       COUPON    SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
----------------------------------------------------------------------------------------------------------------------------------
Primary                      4,224  $747,659,517      96.11%     8.405%      634 $   177,003     83.40%    43.46%   40.62%   20.45%
Investment                     138    26,020,510       3.34      8.730       646     188,554     82.62     38.91    62.72    16.07
Second Home                     21     4,270,748       0.55      8.616       645     203,369     86.54     41.21    22.68    24.28
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        4,383  $777,950,775     100.00%     8.417%      634 $   177,493     83.39%    43.29%   41.26%   20.32%
----------------------------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                           NUMBER    AGGREGATE                          WEIGHTED   AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE  PRINCIPAL   AVERAGE   AVERAGE   PERCENT
MORTGAGE LOANS AGE        MORTGAGE    BALANCE    MORTGAGE     AVERAGE    CREDIT    BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
(MONTHS)                   LOANS    OUTSTANDING    POOL       COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
----------------------------------------------------------------------------------------------------------------------------------
0                              127  $ 17,978,622       2.31%     8.762%      626 $   141,564     84.98%    43.94%   37.91%    5.11%
1                            3,469   594,989,451      76.48      8.534       635     171,516     83.73     43.33    40.72    15.30
2                              485    99,877,298      12.84      8.433       634     205,933     83.15     43.41    42.18    41.39
3                                1        21,632       0.00     11.250       678      21,632    100.00     30.83     0.00     0.00
4                                7     1,066,089       0.14      8.283       642     152,298     83.37     43.54    76.19     0.00
5                               27     6,302,700       0.81      7.865       631     233,433     83.43     43.84    46.94    42.87
6                               29     5,941,106       0.76      7.654       632     204,866     80.79     43.42    37.80    40.61
7                               29     7,907,421       1.02      7.087       653     272,670     78.67     43.67    38.50    66.68
8                               70    16,402,711       2.11      7.037       643     234,324     77.97     41.85    40.24    39.55
9                               88    17,525,518       2.25      7.074       636     199,154     80.76     42.93    48.59    32.29
10                              13     2,437,665       0.31      7.019       656     187,513     82.81     43.92    28.82    34.55
11                              14     2,785,491       0.36      7.003       609     198,964     83.48     39.35    68.70    24.91
12                               5     1,263,215       0.16      6.867       659     252,643     80.36     38.71    20.97    27.99
13                              12     2,446,336       0.31      7.416       583     203,861     79.72     41.69    81.27    14.00
14                               3       613,161       0.08      7.465       516     204,387     80.33     39.79    80.79     0.00
15                               3       330,861       0.04      8.590       579     110,287     77.69     42.13    53.85     0.00
17                               1        61,497       0.01      7.050       531      61,497     80.00     22.71   100.00     0.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       4,383  $777,950,775     100.00%     8.417%      634 $   177,493     83.39%    43.29%   41.26%   20.32%
----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3
[MERRILL LYNCH LOGO]     TOTAL COLLATERAL SUMMARY

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER    AGGREGATE                          WEIGHTED   AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE  PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL PREPAYMENT       MORTGAGE    BALANCE    MORTGAGE     AVERAGE    CREDIT    BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
PENALTY TERM               LOANS    OUTSTANDING    POOL       COUPON     SCORE   OUTSTANDING    LTV     INCOME      DOC      IO
----------------------------------------------------------------------------------------------------------------------------------
None                           731  $123,546,897      15.88%     8.880%      633 $   169,011     84.63%    42.85%   40.05%   11.83%
12 Months                      187    44,661,921       5.74      8.699       643     238,834     82.59     43.07    32.00    27.22
24 Months                    3,155   570,211,073      73.30      8.321       634     180,733     83.42     43.63    41.18    22.49
36 Months                      310    39,530,884       5.08      8.041       634     127,519     80.00     40.12    56.74     7.79
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       4,383  $777,950,775     100.00%     8.417%      634 $   177,493     83.39%    43.29%   41.26%   20.32%
----------------------------------------------------------------------------------------------------------------------------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 24 months.

CREDIT SCORES

                           NUMBER    AGGREGATE                          WEIGHTED   AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE  PRINCIPAL   AVERAGE   AVERAGE   PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
CREDIT SCORES              LOANS    OUTSTANDING    POOL       COUPON     SCORE   OUTSTANDING    LTV     INCOME      DOC      IO
----------------------------------------------------------------------------------------------------------------------------------
500                              2  $    254,792       0.03%     8.883%      500 $   127,396     80.00%    19.27%  100.00%    0.00%
501 to 525                     105    20,610,859       2.65      9.471       514     196,294     76.58     41.78    55.84     0.00
526 to 550                     126    24,830,183       3.19      9.087       539     197,065     77.03     43.15    58.78     0.00
551 to 575                     187    37,791,038       4.86      8.526       564     202,091     79.85     43.48    53.81    11.84
576 to 600                     545    89,072,048      11.45      8.509       590     163,435     83.34     42.72    67.04    17.72
601 to 625                   1,193   192,697,347      24.77      8.655       613     161,523     84.60     43.89    33.63    18.92
626 to 650                     846   144,214,020      18.54      8.355       637     170,466     83.77     42.94    39.04    21.82
651 to 675                     608   113,236,849      14.56      8.217       662     186,245     83.93     43.77    39.15    27.00
676 to 700                     329    66,203,098       8.51      8.041       688     201,225     84.34     43.24    33.57    21.37
701 to 725                     202    41,947,315       5.39      8.021       711     207,660     83.70     42.03    36.24    30.89
726 to 750                     142    28,406,871       3.65      7.835       736     200,048     84.04     43.70    25.81    30.77
751 to 775                      68    13,670,539       1.76      8.090       762     201,037     82.22     43.85    16.81    15.45
776 to 800                      26     4,382,712       0.56      7.800       787     168,566     84.06     44.99    34.29    31.25
801 to 809                       4       633,104       0.08      8.808       805     158,276     92.15     37.31    90.68     0.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       4,383  $777,950,775     100.00%     8.417%      634 $   177,493     83.39%    43.29%   41.26%   20.32%
----------------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 809 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 634.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3
[MERRILL LYNCH LOGO]     TOTAL COLLATERAL SUMMARY

CREDIT GRADE

                           NUMBER    AGGREGATE                          WEIGHTED   AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE    AVERAGE  PERCENT
CREDIT                    MORTGAGE    BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
GRADE                      LOANS    OUTSTANDING    POOL       COUPON     SCORE   OUTSTANDING    LTV      INCOME     DOC      IO
----------------------------------------------------------------------------------------------------------------------------------
A1                           3,942  $683,246,229      87.83%     8.401%      640 $   173,325     83.92%    43.48%   39.45%   21.25%
A2                             307    64,490,607       8.29      8.468       610     210,067     82.15     41.79    50.45    16.96
B1                              75    16,664,481       2.14      8.305       574     222,193     76.86     41.38    62.19    11.73
B2                              31     7,561,164       0.97      8.641       582     243,909     72.23     42.78    57.35     0.00
C1                              23     4,777,339       0.61      9.559       537     207,710     70.57     43.78    71.10     0.00
C2                               5     1,210,955       0.16     10.366       543     242,191     62.35     47.06    67.35     0.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       4,383  $777,950,775     100.00%     8.417%      634 $   177,493     83.39%    43.29%   41.26%   20.32%
----------------------------------------------------------------------------------------------------------------------------------

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                          WEIGHTED   AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE  PRINCIPAL   AVERAGE   AVERAGE   PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
GROSS MARGINS              LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
----------------------------------------------------------------------------------------------------------------------------------
3.001% to 3.500%                 1  $    357,352       0.05%     7.320%      684 $   357,352     80.00%    47.41%    0.00%    0.00%
3.501% to 4.000%                23     4,131,690       0.63      8.460       620     179,639     84.82     43.67    34.78     5.81
4.001% to 4.500%                 3       577,210       0.09      7.435       636     192,403     90.72     41.47    41.40    27.10
4.501% to 5.000%                42     7,182,252       1.10      9.154       617     171,006     86.50     44.32    21.93     2.92
5.001% to 5.500%                32     5,622,045       0.86      9.014       632     175,689     83.30     45.31    25.06     5.49
5.501% to 6.000%             2,325   564,860,295      86.22      8.020       638     242,951     81.74     43.50    39.08    25.60
6.001% to 6.500%               182    47,231,235       7.21      8.332       605     259,512     80.94     41.23    54.15    19.13
6.501% to 7.000%                82    19,145,518       2.92      8.479       578     233,482     76.25     42.83    54.01    11.62
7.001% to 7.500%                27     6,022,893       0.92      9.677       537     223,070     69.80     44.08    71.38     0.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,717  $655,130,489     100.00%     8.094%      633 $   241,123     81.50%    43.35%   40.54%   23.93%
----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 3.500% per annum to 7.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.016% per annum.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3
[MERRILL LYNCH LOGO]     TOTAL COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                          WEIGHTED   AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   AVERAGE   PERCENT
RANGE OF MAXIMUM          MORTGAGE    BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
MORTGAGE RATES             LOANS    OUTSTANDING    POOL       COUPON     SCORE   OUTSTANDING    LTV      INCOME     DOC      IO
----------------------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%               4  $    860,945       0.13%     5.914%      687 $   215,236     78.64%    32.53%   45.74%    0.00%
12.001% to 12.500%              50    14,075,023       2.15      6.376       669     281,500     79.55     41.91    75.68    25.25
12.501% to 13.000%             220    63,107,498       9.63      6.836       659     286,852     80.37     42.76    77.37    28.09
13.001% to 13.500%             365   104,757,472      15.99      7.245       646     287,007     80.17     43.39    61.21    31.32
13.501% to 14.000%             599   160,271,370      24.46      7.742       643     267,565     80.37     43.40    41.10    31.14
14.001% to 14.500%             444   108,959,690      16.63      8.267       631     245,405     81.59     43.99    28.37    19.34
14.501% to 15.000%             446   101,266,185      15.46      8.756       620     227,054     82.09     43.10    21.68    20.81
15.001% to 15.500%             241    45,887,652       7.00      9.265       604     190,405     83.42     43.32    23.94    14.38
15.501% to 16.000%             194    34,852,645       5.32      9.755       593     179,653     86.63     43.51    23.66     9.52
16.001% to 16.500%              67    10,617,375       1.62     10.246       590     158,468     86.65     43.40    21.99     4.06
16.501% to 17.000%              57     7,452,360       1.14     10.766       573     130,743     86.06     44.40    11.53     3.79
17.001% to 17.500%              14     1,440,082       0.22     11.260       548     102,863     81.69     43.27    32.19     0.00
17.501% to 18.000%              14     1,345,077       0.21     11.650       546      96,077     83.58     41.26     0.00     0.00
18.001% to 18.500%               2       237,116       0.04     12.222       514     118,558     50.74     48.51     0.00     0.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,717  $655,130,489     100.00%     8.094%      633 $   241,123     81.50%    43.35%   40.54%   23.93%
----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.720% per annum to 18.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 14.122% per annum.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3
[MERRILL LYNCH LOGO]     TOTAL COLLATERAL SUMMARY

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                          WEIGHTED   AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE  PRINCIPAL   AVERAGE   AVERAGE   PERCENT
NEXT RATE                 MORTGAGE    BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
ADJUSTMENT DATE            LOANS    OUTSTANDING    POOL       COUPON     SCORE   OUTSTANDING    LTV      INCOME     DOC      IO
----------------------------------------------------------------------------------------------------------------------------------
October 2006                     1  $    459,223       0.07%     6.865%      709 $   459,223     80.00%    22.99%  100.00%    0.00%
November 2006                    7     1,269,256       0.19      8.246       624     181,322     80.00     42.60    20.15     0.00
January 2007                     1        61,497       0.01      7.050       531      61,497     80.00     22.71   100.00     0.00
March 2007                       2       273,845       0.04      8.671       592     136,922     77.21     41.51    44.24     0.00
April 2007                       3       613,161       0.09      7.465       516     204,387     80.33     39.79    80.79     0.00
May 2007                        10     1,901,381       0.29      7.524       571     190,138     79.98     42.85    75.90    18.01
June 2007                        3       707,683       0.11      6.945       660     235,894     80.93     36.09    37.43    49.97
July 2007                       14     2,785,491       0.43      7.003       609     198,964     83.48     39.35    68.70    24.91
August 2007                     12     2,312,674       0.35      7.001       655     192,723     82.49     44.91    24.98    36.42
September 2007                  73    15,297,288       2.33      7.097       632     209,552     82.07     43.89    47.42    34.85
October 2007                    58    13,897,352       2.12      7.002       648     239,610     78.56     42.48    36.77    43.76
November 2007                   27     7,721,525       1.18      7.084       653     285,982     79.56     43.72    39.42    68.28
December 2007                   25     5,522,421       0.84      7.576       635     220,897     80.85     44.50    35.34    41.44
January 2008                    22     5,802,960       0.89      7.780       629     263,771     83.31     43.87    47.79    43.12
February 2008                    6       985,288       0.15      8.183       635     164,215     82.01     43.77    74.23     0.00
April 2008                     316    85,024,308      12.98      8.162       632     269,064     81.43     43.81    41.94    47.22
May 2008                     2,027   487,742,966      74.45      8.176       632     240,623     81.58     43.36    40.11    18.28
June 2008                       76    14,617,411       2.23      8.477       624     192,334     82.74     44.01    33.27     6.29
September 2008                   1       327,250       0.05      6.900       670     327,250     85.00     49.62     0.00   100.00
October 2008                     4       676,954       0.10      7.171       617     169,239     87.48     35.84    89.73    59.83
December 2008                    2       235,341       0.04      8.755       578     117,670     80.00     28.96    47.09    52.91
January 2009                     1       200,000       0.03      7.500       735     200,000     80.00     41.02     0.00   100.00
April 2009                       2       898,750       0.14      7.414       633     449,375     82.05     33.95     0.00   100.00
May 2009                        24     5,796,463       0.88      8.222       633     241,519     79.00     40.30    39.10    15.43
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,717  $655,130,489     100.00%     8.094%      633 $   241,123     81.50%    43.35%   40.54%   23.93%
----------------------------------------------------------------------------------------------------------------------------------

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3
[MERRILL LYNCH LOGO]     GROUP I COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance                                     $369,692,151
Aggregate Original Principal Balance                                        $370,034,750
Number of Mortgage Loans                                                           2,345

                                         MINIMUM          MAXIMUM           AVERAGE (1)
                                         -------          --------          -----------
Original Principal Balance               $12,500          $573,750          $   157,797
Outstanding Principal Balance            $12,488          $573,569          $   157,651

                                         MINIMUM          MAXIMUM           WEIGHTED AVERAGE (2)
                                         -------          --------          --------------------
Original Term (mos)                          180               360                   343
Stated remaining Term (mos)                  171               360                   342
Loan Age (mos)                                 0                17                     2
Current Interest Rate                      5.720%           12.000%                8.309%
Initial Interest Rate Cap(4)               1.000%            1.500%                1.016%
Periodic Rate Cap(4)                       1.000%            1.500%                1.016%
Gross Margin(4)                            3.500%            7.250%                5.993%
Maximum Mortgage Rate(4)                  11.720%           17.500%               14.100%
Minimum Mortgage Rate(4)                   5.720%           11.500%                8.069%
Months to Roll(4)                              5                35                    22
Original Loan-to-Value                     30.77%           100.00%                83.28%
Combined Loan-to-Value                     30.77%           100.00%                94.35%
Credit Score (3)                             500               808                   638

                                                         EARLIEST              LATEST
                                                        ----------            ----------
Maturity Date                                           09/01/2020            06/01/2036

LIEN POSITION                  PERCENT OF MORTGAGE POOL
-------------                  ------------------------
1st Lien                                   90.87%
2nd Lien                                    9.13%

YEAR OF ORIGINATION    PERCENT OF MORTGAGE POOL
-------------------    ------------------------
2004                               0.02%
2005                              11.83%
2006                              88.15%

OCCUPANCY                      PERCENT OF MORTGAGE POOL
------------                   ------------------------
Primary                                   96.71%
Second Home                                0.58%
Investment                                 2.71%

LOAN PURPOSE           PERCENT OF MORTGAGE  POOL
---------------------  -------------------------
Purchase                           71.88%
Refinance - Rate/Term               1.58%
Refinance - Cashout                26.55%

LOAN TYPE                      PERCENT OF MORTGAGE POOL
------------                   ------------------------
Fixed Rate                               14.41%
ARM                                      85.59%

PROPERTY TYPE          PERCENT OF MORTGAGE POOL
--------------------   ------------------------
Single Family                     69.72%
Planned Unit Development          14.00%
Condominium                        8.08%
Two- to Four-Family                8.20%

AMORTIZATION TYPE              PERCENT OF MORTGAGE POOL
------------------             ------------------------
Fully Amortizing                        33.04%
Interest Only                           15.17%
15/30 Balloon                            9.08%
30/40 Balloon                           42.71%

----------
(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Minimum and Weighting only for loans with scores.

(4)   ARM Loans only

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3
[MERRILL LYNCH LOGO]     GROUP I COLLATERAL SUMMARY

MORTGAGE RATES

                           NUMBER    AGGREGATE                          WEIGHTED   AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF   WEIGHTED  AVERAGE   PRINCIPAL   AVERAGE   AVERAGE   PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
MORTGAGE RATES             LOANS    OUTSTANDING     POOL       COUPON    SCORE   OUTSTANDING    LTV      INCOME     DOC      IO
----------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%                 3  $    746,459       0.20%     5.921%      716 $   248,820     80.00%    42.98%   26.85%   39.70%
6.001% to 6.500%                44    11,098,349       3.00      6.360       666     252,235     80.39     43.81    60.60    44.22
6.501% to 7.000%               157    37,523,880      10.15      6.817       662     239,006     79.53     42.72    67.45    26.98
7.001% to 7.500%               201    47,636,767      12.89      7.303       654     236,999     79.97     44.04    55.15    21.89
7.501% to 8.000%               345    82,776,289      22.39      7.778       647     239,931     80.83     43.57    36.18    20.39
8.001% to 8.500%               260    55,774,189      15.09      8.281       631     214,516     81.15     44.12    30.34    11.56
8.501% to 9.000%               267    51,889,656      14.04      8.775       619     194,343     82.12     43.48    21.18     8.07
9.001% to 9.500%               147    23,321,489       6.31      9.265       609     158,650     85.24     43.76    28.77     7.47
9.501% to 10.000%               402   25,184,418       6.81      9.739       615      62,648     92.34     42.59    34.17     2.45
10.001% to 10.500%              86     7,718,641       2.09     10.247       627      89,752     92.29     42.72    35.88     3.51
10.501% to 11.000%             163    11,010,577       2.98     10.816       647      67,550     95.70     43.91    25.74     1.70
11.001% to 11.500%             164     9,486,180       2.57     11.348       633      57,843     98.46     44.89    30.17     0.00
11.501% to 12.000%             106     5,525,258       1.49     11.755       630      52,125     99.77     43.77    33.16     0.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,345  $369,692,151     100.00%     8.309%      638 $   157,651     83.28%    43.59%   38.41%   15.17%
----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.720% per annum to 12.000% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.309% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER    AGGREGATE                          WEIGHTED   AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF   WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
REMAINING TERMS (MONTHS)   LOANS     OUTSTANDING    POOL       COUPON    SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
----------------------------------------------------------------------------------------------------------------------------------
169 to 180                     759  $ 33,968,070       9.19%    10.717%      653 $    44,754     99.71%    43.44%   43.02%    0.00%
337 to 348                      20     3,758,194       1.02      7.239       605     187,910     80.17     40.73    61.85    14.77
349 to 360                   1,566   331,965,887      89.80      8.075       637     211,983     81.64     43.64    37.67    16.73
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,345  $369,692,151     100.00%     8.309%      638 $   157,651     83.28%    43.59%   38.41%   15.17%
----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 171 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 342 months.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3
[MERRILL LYNCH LOGO]   GROUP I COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                            NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   AVERAGE   PERCENT
RANGE OF ORIGINAL MORTGAGE MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
LOAN PRINCIPAL BALANCES     LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC      IO
------------------------------------------------------------------------------------------------------------------------------------
$50,000 or less               460    $ 13,947,426     3.77%     10.384%    646      $ 30,320     99.80%    42.55%    50.12%    0.00%
$50,001 to $100,000           545      38,884,846    10.52       9.914     636        71,348     91.72     42.32     46.78     0.48
$100,001 to $150,000          305      37,997,919    10.28       8.381     625       124,583     81.91     41.53     48.63     8.67
$150,001 to $200,000          249      43,238,819    11.70       8.176     632       173,650     81.66     43.29     41.03     9.89
$200,001 to $250,000          221      49,638,942    13.43       8.122     633       224,611     81.51     43.73     36.12    17.26
$250,001 to $300,000          215      59,401,685    16.07       7.953     641       276,287     81.46     43.95     35.12    23.08
$300,001 to $350,000          168      54,536,666    14.75       7.933     630       324,623     81.80     44.70     35.01    17.98
$350,001 to $400,000          120      44,944,180    12.16       7.738     654       374,535     80.82     44.46     32.54    22.44
$400,001 to $450,000           45      18,683,049     5.05       7.905     658       415,179     81.60     44.30     26.63    22.35
$450,001 to $500,000           10       4,698,312     1.27       8.022     640       469,831     78.22     44.10     19.79    20.13
$500,001 to $550,000            5       2,586,945     0.70       7.616     702       517,389     86.04     47.88     39.96    40.41
$550,001 to $600,000            2       1,133,361     0.31       7.378     701       566,680     82.53     45.45    100.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      2,345    $369,692,151   100.00%      8.309%    638      $157,651     83.28%    43.59%    38.41%   15.17%
------------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $12,488 to approximately $573,569 and the average outstanding principal balance of the Mortgage Loans was approximately $157,651.

PRODUCT TYPES

                            NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   AVERAGE   PERCENT
                           MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRODUCT TYPES               LOANS    OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING   LTV       INCOME     DOC       IO
------------------------------------------------------------------------------------------------------------------------------------
15 Year Fixed Loans             8    $    410,936     0.11%      8.144%    599      $  51,367    86.77%    47.35%    63.42%    0.00%
30 Year Fixed Loans           119      16,576,005     4.48       7.988     628        139,294    79.20     41.76     58.83     0.00
15/30 Balloon Loans           751      33,557,133     9.08      10.748     654         44,683    99.87     43.39     42.77     0.00
30/40 Balloon Loans            13       2,747,027     0.74       8.125     652        211,310    82.10     43.96     75.56     0.00
Six Month LIBOR Loans           6       1,135,753     0.31       8.326     616        189,292    80.00     43.68     22.52     0.00
2/28 LIBOR Loans              825     158,431,405    42.85       8.028     644        192,038    82.06     43.27     38.45    34.99
2/28 LIBOR Loans (40 due
  in 30)                      606     152,999,042    41.39       8.113     630        252,474    81.50     44.18     34.92     0.00
3/27 LIBOR Loans                9       1,685,137     0.46       7.590     677        187,237    82.40     43.70     19.48    38.68
3/27 LIBOR Loans (40 due
  in 30)                        8       2,149,711     0.58       8.181     617        268,714    75.69     41.76     28.69     0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      2,345    $369,692,151   100.00%      8.309%    638       $157,651    83.28%    43.59%    38.41%   15.17%
------------------------------------------------------------------------------------------------------------------------------------

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3
[MERRILL LYNCH LOGO]   GROUP I COLLATERAL SUMMARY

AMORTIZATION TYPE

                            NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   AVERAGE   PERCENT
                           MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
AMORTIZATION TYPE           LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV      INCOME     DOC      IO
------------------------------------------------------------------------------------------------------------------------------------
Fully Amortizing               758   $122,146,568     33.04%    8.217%     625      $161,143     81.92%    42.98%    42.23%    0.00%
Balloon                      1,378    191,452,914     51.79     8.576      635       138,935     84.67     44.01     36.81     0.00
24 Month Interest-Only          57     16,198,318      4.38     7.109      691       284,181     80.72     43.01     23.58   100.00
36 Month Interest-Only           3        651,766      0.18     7.407      686       217,255     82.51     46.88      0.00   100.00
60 Month Interest-Only         149     39,242,585     10.61     7.807      675       263,373     81.84     43.63     41.05   100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,345   $369,692,151    100.00%    8.309%     638      $157,651     83.28%    43.59%    38.41%   15.17%
------------------------------------------------------------------------------------------------------------------------------------

ADJUSTMENT TYPE

                            NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   AVERAGE   PERCENT
                           MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
ADJUSTMENT TYPE             LOANS    OUTSTANDING     POOL       COUPON    SCORE    OUTSTANDING    LTV      INCOME     DOC      IO
------------------------------------------------------------------------------------------------------------------------------------

ARM                          1,454   $316,401,049    85.59%     8.069%     637      $217,607     81.74%    43.70%    36.52%   17.73%
Fixed Rate                     891     53,291,102    14.41      9.735      645        59,810     92.42     42.95     49.61     0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,345   $369,692,151   100.00%     8.309%     638      $157,651     83.28%    43.59%    38.41%   15.17%
------------------------------------------------------------------------------------------------------------------------------------

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3
[MERRILL LYNCH LOGO]   GROUP I COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                            NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   AVERAGE   PERCENT
GEOGRAPHIC                 MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
DISTRIBUTION                LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV      INCOME     DOC      IO
------------------------------------------------------------------------------------------------------------------------------------
Arizona                        168   $ 22,542,918      6.10%    8.248%     650      $ 134,184    84.85%    43.60%    39.47%   20.78%
California                     826    190,718,740     51.59     8.086      646        230,894    81.55     44.18     33.69    21.42
Colorado                        54      5,260,088      1.42     8.253      630         97,409    85.07     43.98     62.55    22.84
Connecticut                      7      1,157,061      0.31     9.360      598        165,294    85.47     46.13      0.00     0.00
Delaware                         1        113,567      0.03     7.950      614        113,567    80.00     49.08      0.00     0.00
Florida                        210     35,435,481      9.59     8.548      633        168,740    84.79     42.48     39.68     9.72
Georgia                          8        772,183      0.21     9.413      633         96,523    89.40     38.69     23.80     0.00
Hawaii                           8      2,131,342      0.58     7.349      666        266,418    82.14     46.29     30.06     6.04
Illinois                       165     27,332,093      7.39     8.637      637        165,649    85.86     44.28     36.46     5.27
Indiana                          3        312,045      0.08     8.308      596        104,015    82.60     39.20    100.00     0.00
Kansas                           4        347,129      0.09     9.631      617         86,782    90.96     35.28     44.18     0.00
Kentucky                         1        130,656      0.04     6.520      636        130,656    80.00     34.08    100.00     0.00
Louisiana                       18      1,541,112      0.42     8.598      627         85,617    84.61     41.83     40.53     8.08
Maryland                         9      2,187,263      0.59     8.361      620        243,029    83.28     43.24     27.31     0.00
Michigan                        43      5,188,079      1.40     9.001      612        120,653    86.81     40.77     40.31     0.00
Minnesota                       36      5,607,218      1.52     8.336      642        155,756    83.61     44.54     35.43    13.39
Mississippi                     25      2,152,571      0.58     9.222      591         86,103    85.87     42.81     59.17     0.00
Missouri                        43      4,805,685      1.30     8.949      635        111,760    84.91     41.69     49.49    18.78
Nevada                          29      4,810,574      1.30     8.465      638        165,882    84.81     44.03     37.95    14.87
New Mexico                      16      2,253,945      0.61     8.713      614        140,872    85.09     43.29     60.61    17.04
New York                         2        584,310      0.16     8.046      702        292,155    91.30     49.53     87.00     0.00
North Carolina                   4        295,816      0.08     9.614      620         73,954    83.89     40.83     28.90     0.00
Ohio                            10        911,405      0.25     8.721      607         91,141    91.02     45.80     81.53    11.78
Oklahoma                        15      1,206,182      0.33     8.540      591         80,412    85.68     36.39     76.19    11.01
Oregon                           6        784,353      0.21     8.221      607        130,725    80.76     43.34     37.34     0.00
Rhode Island                     1         68,180      0.02    11.850      608         68,180   100.00     47.35      0.00     0.00
South Carolina                   1        137,802      0.04     7.740      634        137,802    80.00     41.95    100.00     0.00
Tennessee                       23      3,004,935      0.81     8.444      609        130,649    85.76     40.71     52.58     0.00
Texas                          537     40,010,822     10.82     8.612      619         74,508    84.98     42.12     48.22     1.61
Utah                            42      4,030,734      1.09     8.720      641         95,970    87.22     44.77     56.18     5.59
Virginia                         7      1,008,600      0.27     8.959      614        144,086    85.09     40.18     31.41    15.07
Washington                       9      1,541,987      0.42     7.741      623        171,332    84.25     44.18     45.13    13.75
Wisconsin                       14      1,307,275      0.35     8.868      600         93,377    82.84     42.31     85.55     0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,345   $369,692,151    100.00%    8.309%     638       $157,651    83.28%    43.59%    38.41%   15.17%
------------------------------------------------------------------------------------------------------------------------------------

No more than approximately 1.00% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3
[MERRILL LYNCH LOGO]   GROUP I COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                            NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   AVERAGE   PERCENT
RANGE OF ORIGINAL          MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
LOAN-TO-VALUE RATIOS        LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV      INCOME     DOC      IO
------------------------------------------------------------------------------------------------------------------------------------
50.00% or less                  10   $  1,804,789      0.49%    7.842%     611      $180,479     44.00%    41.00%    44.61%    0.00%
50.01% to 55.00%                 7      1,405,468      0.38     7.894      588       200,781     52.27     42.99     73.48     0.00
55.01% to 60.00%                 8      1,722,018      0.47     7.984      599       215,252     57.40     40.48     61.68    11.61
60.01% to 65.00%                13      2,955,732      0.80     7.953      585       227,364     62.79     43.00     27.45     0.00
65.01% to 70.00%                14      3,446,762      0.93     7.982      605       246,197     69.14     40.87     41.09     7.38
70.01% to 75.00%                29      7,478,282      2.02     8.248      596       257,872     73.98     42.98     34.78    13.75
75.01% to 80.00%             1,086    236,018,000     63.84     7.860      646       217,328     79.95     44.07     35.36    19.34
80.01% to 85.00%               113     21,457,495      5.80     8.455      590       189,889     84.74     41.77     49.96     6.13
85.01% to 90.00%               175     34,419,970      9.31     8.385      624       196,686     89.73     41.85     52.25    12.26
90.01% to 95.00%               124     22,272,678      6.02     9.187      630       179,618     94.95     44.39     29.36    15.40
95.01% to 100.00%              766     36,710,956      9.93    10.635      654        47,926     99.94     43.50     42.35     0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,345   $369,692,151    100.00%    8.309%     638      $157,651     83.28%    43.59%    38.41%   15.17%
-----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 30.77% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 9.13% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.87%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.92%.

COMBINED LOAN-TO-VALUE RATIOS

                            NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   AVERAGE   PERCENT
RANGE OF COMBINED          MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
LOAN-TO-VALUE RATIOS        LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV      INCOME     DOC      IO
------------------------------------------------------------------------------------------------------------------------------------
50.00% or less                  10   $  1,804,789      0.49%    7.842%     611      $180,479      44.00%   41.00%    44.61%    0.00%
50.01% to 55.00%                 7      1,405,468      0.38     7.894      588       200,781      52.27    42.99     73.48     0.00
55.01% to 60.00%                 8      1,722,018      0.47     7.984      599       215,252      57.40    40.48     61.68    11.61
60.01% to 65.00%                13      2,955,732      0.80     7.953      585       227,364      62.79    43.00     27.45     0.00
65.01% to 70.00%                13      3,222,812      0.87     7.920      603       247,909      69.13    41.20     43.95     7.90
70.01% to 75.00%                29      7,478,282      2.02     8.248      596       257,872      73.98    42.98     34.78    13.75
75.01% to 80.00%               146     29,892,866      8.09     8.390      600       204,746      79.61    42.82     43.82     6.91
80.01% to 85.00%               113     21,457,495      5.80     8.455      590       189,889      84.74    41.77     49.96     6.13
85.01% to 90.00%               177     34,755,840      9.40     8.389      624       196,361      89.57    41.79     51.75    12.14
90.01% to 95.00%               142     27,492,595      7.44     8.885      636       193,610      92.11    44.19     26.94    14.07
95.01% to 100.00%            1,687    237,504,253     64.24     8.227      653       140,785      83.08    44.16     35.81    18.16
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,345   $369,692,151    100.00%    8.309%     638      $157,651      83.28%   43.59%    38.41%   15.17%
-----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 30.77% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 94.35%. . This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 9.13% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.87%. Approximately 55.82% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.82%.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3
[MERRILL LYNCH LOGO]   GROUP I COLLATERAL SUMMARY

DEBT-TO-INCOME RATIOS

                            NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   AVERAGE   PERCENT
RANGE OF DEBT-TO-          MORTGAGE    BALANCE      MORTGAGE   AVERAGE   CREDIT      BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
INCOME RATIOS               LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV      INCOME     DOC      IO
------------------------------------------------------------------------------------------------------------------------------------
20.01% to 25.00%                53   $  5,751,944      1.56%    8.465%     610      $108,527      84.49%   22.95%    79.58%   10.46%
25.01% to 30.00%                93     12,377,944      3.35     8.260      629       133,096      82.43    27.94     56.74     7.00
30.01% to 35.00%               170     22,146,924      5.99     8.212      632       130,276      83.77    32.57     54.48    15.93
35.01% to 40.00%               301     44,030,887     11.91     8.310      636       146,282      83.33    37.76     44.82    17.53
40.01% to 45.00%               577     88,745,893     24.01     8.348      638       153,806      83.30    42.64     38.96    17.55
45.01% to 50.00%             1,113    189,374,889     51.23     8.300      643       170,148      83.30    48.00     30.49    14.68
50.01% to 55.00%                38      7,263,669      1.96     8.336      599       191,149      81.41    52.26     86.26     0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,345   $369,692,151    100.00%    8.309%     638      $157,651      83.28%   43.59%    38.41%   15.17%
------------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 20.22% to 55.00% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 43.59%.

LOAN PURPOSE

                            NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   AVERAGE   PERCENT
                           MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
LOAN PURPOSE                LOANS    OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING    LTV      INCOME     DOC      IO
------------------------------------------------------------------------------------------------------------------------------------
Purchase                     1,844   $265,716,584     71.88%    8.324%     648      $144,098     83.83%    43.96%    35.17%   15.86%
Refinance - Cashout            459     98,136,852     26.55     8.276      613       213,806     81.87     42.58     45.67    13.00
Refinance - Rate Term           42      5,838,715      1.58     8.198      617       139,017     82.26     43.99     63.33    20.55
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,345   $369,692,151    100.00%    8.309%     638      $157,651     83.28%    43.59%    38.41%   15.17%
------------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

                            NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   AVERAGE   PERCENT
                           MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
PROPERTY TYPE               LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV      INCOME     DOC      IO
------------------------------------------------------------------------------------------------------------------------------------
Single Family                1,643   $257,755,071     69.72%    8.276%     637      $156,881     83.27%    43.68%    39.86%   15.81%
Planned Unit
  Development                  403     51,750,805     14.00     8.400      632       128,414     84.56     43.58     36.84     8.85
Two- to Four-Family            114     30,322,706      8.20     8.229      651       265,989     80.93     43.69     32.19    17.26
Condominium                    185     29,863,570      8.08     8.517      648       161,425     83.56     42.82     34.88    18.48
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,345   $369,692,151    100.00%    8.309%     638      $157,651     83.28%    43.59%    38.41%   15.17%
------------------------------------------------------------------------------------------------------------------------------------

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3
[MERRILL LYNCH LOGO]   GROUP I COLLATERAL SUMMARY

DOCUMENTATION

                            NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   AVERAGE   PERCENT
                           MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
DOCUMENTATION               LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV      INCOME     DOC      IO
------------------------------------------------------------------------------------------------------------------------------------
Stated Income                1,315   $223,332,952     60.41%    8.521%     647      $169,835     83.15%    44.50%     0.00%   15.98%
Full Documentation           1,007    141,981,010     38.41     7.989      626       140,994     83.48     42.27    100.00    14.03
Limited Documentation           23      4,378,189      1.18     7.896      627       190,356     83.79     40.17      0.00    10.80
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,345   $369,692,151    100.00%    8.309%     638      $157,651     83.28%    43.59%    38.41%   15.17%
-----------------------------------------------------------------------------------------------------------------------------------

OCCUPANCY

                            NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   AVERAGE   PERCENT
                           MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
OCCUPANCY                   LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV      INCOME     DOC      IO
------------------------------------------------------------------------------------------------------------------------------------
Primary                      2,270   $357,528,723     96.71%    8.294%     638      $157,502     83.27%    43.67%    37.72%   15.46%
Investment                      63     10,026,749      2.71     8.822      639       159,155     82.69     41.52     64.09     0.00
Second Home                     12      2,136,680      0.58     8.418      642       178,057     87.92     40.39     32.02    38.86
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,345   $369,692,151    100.00%    8.309%     638      $157,651     83.28%    43.59%    38.41%   15.17%
-----------------------------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                            NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   AVERAGE   PERCENT
MORTGAGE LOANS AGE         MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
(MONTHS)                    LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV      INCOME     DOC      IO
------------------------------------------------------------------------------------------------------------------------------------
0                               99   $ 14,018,992      3.79%    8.639%     623      $141,606     84.28%    43.82%    39.81%    2.87%
1                            1,862    286,649,753     77.54     8.447      637       153,947     83.50     43.71     38.36    10.55
2                              160     24,132,759      6.53     8.492      653       150,830     84.27     42.67     39.04    50.05
3                                1         21,632      0.01    11.250      678        21,632    100.00     30.83      0.00     0.00
4                                7      1,066,089      0.29     8.283      642       152,298     83.37     43.54     76.19     0.00
5                               17      3,206,864      0.87     7.945      640       188,639     81.18     42.23     40.85    31.05
6                               20      4,159,399      1.13     7.689      649       207,970     81.37     44.02     26.76    27.41
7                               21      6,180,539      1.67     7.001      666       294,311     80.53     43.85     26.49    66.98
8                               49     10,330,199      2.79     7.119      644       210,820     78.81     43.41     29.84    24.42
9                               65     12,026,758      3.25     7.041      648       185,027     82.29     44.29     37.86    24.14
10                              13      2,437,665      0.66     7.019      656       187,513     82.81     43.92     28.82    34.55
11                              11      1,703,307      0.46     7.150      613       154,846     84.60     38.35     86.40    15.92
12                               5      1,263,215      0.34     6.867      659       252,643     80.36     38.71     20.97    27.99
13                               9      1,642,150      0.44     7.441      601       182,461     79.98     43.18     80.66    12.28
14                               3        613,161      0.17     7.465      516       204,387     80.33     39.79     80.79     0.00
15                               2        178,171      0.05     7.296      586        89,085     80.00     42.03    100.00     0.00
17                               1         61,497      0.02     7.050      531        61,497     80.00     22.71    100.00     0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,345   $369,692,151    100.00%    8.309%     638      $157,651     83.28%    43.59%    38.41%   15.17%
-----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3
[MERRILL LYNCH LOGO]   GROUP I COLLATERAL SUMMARY

ORIGINAL PREPAYMENT PENALTY TERM

                            NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   AVERAGE   PERCENT
ORIGINAL PREPAYMENT        MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
PENALTY TERM                LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV      INCOME     DOC      IO
------------------------------------------------------------------------------------------------------------------------------------
None                           364   $ 56,435,163    15.27%     8.747%     636    $155,042       84.89%    43.32%    38.07%    7.93%
12 Months                       78     16,567,213     4.48      8.343      654     212,400       81.85     43.94     32.11    22.40
24 Months                    1,713    275,811,419    74.61      8.234      638     161,011       83.25     43.80     37.63    17.25
36 Months                      190     20,878,356     5.65      8.091      633     109,886       80.45     41.33     54.61     1.55
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,345   $369,692,151   100.00%     8.309%     638    $157,651       83.28%    43.59%    38.41%   15.17%
-----------------------------------------------------------------------------------------------------------------------------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 24 months.

CREDIT SCORES

                            NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   AVERAGE   PERCENT
RANGE OF                   MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
CREDIT SCORES               LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV      INCOME     DOC      IO
------------------------------------------------------------------------------------------------------------------------------------
500                              1   $    143,968      0.04%    8.840%     500      $143,968     80.00%    29.22%   100.00%    0.00%
501 to 525                      48      9,625,833      2.60     9.223      514       200,538     79.97     42.53     60.49     0.00
526 to 550                      65     11,500,653      3.11     8.876      539       176,933     78.56     42.66     67.88     0.00
551 to 575                      91     16,370,814      4.43     8.688      563       179,899     81.09     43.95     45.43     0.00
576 to 600                     254     36,057,335      9.75     8.428      589       141,958     83.82     42.17     65.38     0.00
601 to 625                     557     81,671,390     22.09     8.536      613       146,627     84.11     43.89     32.63     0.00
626 to 650                     492     76,005,233     20.56     8.261      638       154,482     83.40     43.43     35.68    21.05
651 to 675                     369     57,941,866     15.67     8.179      662       157,024     83.63     43.99     34.86    27.24
676 to 700                     199     34,390,696      9.30     7.885      686       172,818     83.22     43.99     33.17    24.86
701 to 725                     118     19,013,074      5.14     7.923      712       161,128     83.08     42.78     33.10    32.37
726 to 750                      91     16,961,217      4.59     7.814      737       186,387     83.40     44.91     17.00    41.16
751 to 775                      37      6,636,633      1.80     7.944      763       179,368     83.68     44.58     12.87    25.19
776 to 800                      21      3,023,343      0.82     8.019      787       143,969     84.10     46.05     47.77    31.28
801 to 808                       2        350,096      0.09     9.339      805       175,048     96.42     43.37    100.00     0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,345   $369,692,151    100.00%    8.309%     638      $157,651     83.28%    43.59%    38.41%   15.17%
-----------------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 808 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 638.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3
[MERRILL LYNCH LOGO]   GROUP I COLLATERAL SUMMARY

CREDIT GRADE

                            NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   AVERAGE   PERCENT
CREDIT                     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
GRADE                       LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV      INCOME     DOC      IO
------------------------------------------------------------------------------------------------------------------------------------
A1                           2,139   $329,964,607     89.25%    8.293%     643      $154,261     83.66%    43.74%    36.55%   16.30%
A2                             150     27,399,439      7.41     8.454      605       182,663     82.28     42.42     48.35     6.09
B1                              32      6,928,960      1.87     8.248      580       216,530     76.76     41.79     58.32     9.03
B2                              18      4,045,293      1.09     8.538      584       224,739     73.22     42.35     67.95     0.00
C1                               5      1,095,912      0.30     9.107      544       219,182     75.29     43.03    100.00     0.00
C2                               1        257,941      0.07     8.750      609       257,941     70.68     54.51    100.00     0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,345   $369,692,151    100.00%    8.309%     638      $157,651     83.28%    43.59%    38.41%   15.17%
-----------------------------------------------------------------------------------------------------------------------------------

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED  AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE   AVERAGE   PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE   AVERAGE   CREDIT    BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
GROSS MARGINS              LOANS    OUTSTANDING     POOL      COUPON    SCORE   OUTSTANDING   LTV      INCOME     DOC      IO
------------------------------------------------------------------------------------------------------------------------------------
3.001% to 3.500%                 1     $357,352        0.11%    7.320%   684      $357,352     80.00%    47.41%    0.00%    0.00%
3.501% to 4.000%                16    2,784,519        0.88     8.329    618       174,032     84.89     43.52    27.19     8.62
4.001% to 4.500%                 2      420,810        0.13     7.097    661       210,405     92.84     38.98    56.79     0.00
4.501% to 5.000%                26    4,758,236        1.50     9.132    615       183,009     86.16     45.21    27.68     0.00
5.001% to 5.500%                19    3,445,724        1.09     9.068    621       181,354     85.16     44.71    22.71     8.95
5.501% to 6.000%             1,265  275,833,595       87.18     8.008    642       218,050     81.79     43.83    34.93    19.11
6.001% to 6.500%                81   19,137,696        6.05     8.320    598       236,268     81.22     42.15    55.30     8.72
6.501% to 7.000%                38    8,441,315        2.67     8.377    591       222,140     76.88     41.90    51.00    13.72
7.001% to 7.500%                 6    1,221,801        0.39     8.863    564       203,634     74.65     44.89   100.00     0.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       1,454 $316,401,049      100.00%    8.069%   637      $217,607     81.74%    43.70%   36.52%   17.73%
--------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 3.500% per annum to 7.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.993% per annum.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3
[MERRILL LYNCH LOGO]   GROUP I COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                            NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   AVERAGE   PERCENT
RANGE OF MAXIMUM           MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
MORTGAGE RATES              LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV      INCOME     DOC      IO
------------------------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%               2   $    450,147      0.14%    5.875%     726      $225,073     80.00%    41.51%    44.53%    0.00%
12.001% to 12.500%              32      7,889,137      2.49     6.370      657       246,536     80.99     44.27     66.22    25.53
12.501% to 13.000%             126     30,119,362      9.52     6.805      658       239,043     79.71     42.77     74.72    19.51
13.001% to 13.500%             185     45,577,551     14.40     7.244      657       246,365     80.37     44.15     56.10    26.27
13.501% to 14.000%             325     81,322,969     25.70     7.722      650       250,225     80.70     43.61     32.28    25.37
14.001% to 14.500%             248     54,825,345     17.33     8.255      632       221,070     81.04     44.23     28.89    14.22
14.501% to 15.000%             252     50,958,497     16.11     8.760      620       202,216     82.28     43.63     19.83     9.78
15.001% to 15.500%             128     21,647,955      6.84     9.260      609       169,125     85.05     43.83     25.65     8.05
15.501% to 16.000%              91     14,492,442      4.58     9.760      597       159,258     88.21     42.77     21.62     4.26
16.001% to 16.500%              31      4,847,273      1.53    10.226      600       156,364     88.58     42.47     14.26     5.59
16.501% to 17.000%              26      3,409,012      1.08    10.797      578       131,116     88.42     44.94     11.54     5.49
17.001% to 17.500%               8        861,359      0.27    11.306      556       107,670     87.10     42.76     10.36     0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       1,454   $316,401,049    100.00%    8.069%     637      $217,607     81.74%    43.70%    36.52%   17.73%
------------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.720% per annum to 17.500% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 14.100% per annum.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3
[MERRILL LYNCH LOGO]   GROUP I COLLATERAL SUMMARY

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED  AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE   AVERAGE   PERCENT
NEXT RATE                 MORTGAGE    BALANCE     MORTGAGE   AVERAGE   CREDIT    BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
ADJUSTMENT DATE            LOANS    OUTSTANDING     POOL      COUPON    SCORE   OUTSTANDING   LTV      INCOME     DOC      IO
------------------------------------------------------------------------------------------------------------------------------------
November 2006                    6   $  1,135,753      0.36%    8.326%     616      $189,292     80.00%    43.68%    22.52%    0.00%
January 2007                     1         61,497      0.02     7.050      531        61,497     80.00     22.71    100.00     0.00
March 2007                       1        121,155      0.04     6.870      619       121,155     80.00     40.59    100.00     0.00
April 2007                       3        613,161      0.19     7.465      516       204,387     80.33     39.79     80.79     0.00
May 2007                         8      1,207,120      0.38     7.644      587       150,890     79.98     44.26     73.69    16.70
June 2007                        3        707,683      0.22     6.945      660       235,894     80.93     36.09     37.43    49.97
July 2007                       11      1,703,307      0.54     7.150      613       154,846     84.60     38.35     86.40    15.92
August 2007                     12      2,312,674      0.73     7.001      655       192,723     82.49     44.91     24.98    36.42
September 2007                  55     10,720,655      3.39     7.021      648       194,921     82.25     44.55     37.93    24.03
October 2007                    41      8,936,744      2.82     7.102      648       217,969     80.35     44.05     24.22    28.23
November 2007                   21      6,180,539      1.95     7.001      666       294,311     80.53     43.85     26.49    66.98
December 2007                   17      3,851,538      1.22     7.617      650       226,561     81.48     44.54     24.14    26.37
January 2008                    14      2,878,166      0.91     7.891      635       205,583     81.37     42.01     43.02    27.65
February 2008                    6        985,288      0.31     8.183      635       164,215     82.01     43.77     74.23     0.00
April 2008                      83     19,693,215      6.22     8.040      656       237,268     81.59     42.96     39.96    61.33
May 2008                     1,088    239,120,384     75.58     8.196      635       219,780     81.80     43.79     36.54    12.65
June 2008                       67     12,337,321      3.90     8.471      621       184,139     83.06     43.91     36.11     3.26
September 2008                   1        327,250      0.10     6.900      670       327,250     85.00     49.62      0.00   100.00
October 2008                     2        271,954      0.09     6.494      619       135,977     83.72     42.59     74.43     0.00
December 2008                    1        124,517      0.04     8.590      648       124,517     80.00     49.09      0.00   100.00
January 2009                     1        200,000      0.06     7.500      735       200,000     80.00     41.02      0.00   100.00
May 2009                        12      2,911,127      0.92     8.170      636       242,594     77.30     41.66     25.51     0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       1,454   $316,401,049    100.00%    8.069%     637      $217,607     81.74%    43.70%    36.52%   17.73%
------------------------------------------------------------------------------------------------------------------------------------

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

[MERRILL LYNCH LOGO]     FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3
                         GROUP II COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance                                                 $408,258,624
Aggregate Original Principal Balance                                                    $408,662,639
Number of Mortgage Loans                                                                       2,038

                                         MINIMUM                   MAXIMUM                  AVERAGE (1)
                                         -------                   --------                 ----------
Original Principal Balance               $12,500                   $935,000                 $  200,521
Outstanding Principal Balance            $12,496                   $934,691                 $  200,323

                                                     MINIMUM       MAXIMUM    WEIGHTED AVERAGE (2)
                                                     -------       -------    --------------------
Original Term (mos)                                     180            360            337
Stated remaining Term (mos)                             173            360            336
Loan Age (mos)                                            0             15              2
Current Interest Rate                                 5.920         12.650          8.515%
Initial Interest Rate Cap(4)                          1.000          1.500          1.013%
Periodic Rate Cap(4)                                  1.000          1.500          1.013%
Gross Margin(4)                                       4.000          7.250          6.038%
Maximum Mortgage Rate(4)                             11.920         18.250         14.142%
Minimum Mortgage Rate(4)                              5.920         12.250          8.117%
Months to Roll(4)                                         4             35             23
Original Loan-to-Value                                16.99%        100.00%         83.49%
Combined Loan-to-Value                                16.99%        100.00%         92.26%
Credit Score (3)                                        500            809            631

                                                                   EARLIEST                LATEST
                                                                   --------                ------
Maturity Date                                                     11/01/2020             06/01/2036

LIEN POSITION                      PERCENT OF MORTGAGE POOL
-------------                      ------------------------
1st Lien                                     87.42%
2nd Lien                                     12.58%

OCCUPANCY                          PERCENT OF MORTGAGE POOL
---------                          ------------------------
Primary                                      95.56%
Second Home                                   0.52%
Investment                                    3.92%

LOAN TYPE                          PERCENT OF MORTGAGE POOL
---------                          ------------------------
Fixed Rate                                   17.03%
ARM                                          82.97%

AMORTIZATION TYPE                  PERCENT OF MORTGAGE POOL
-----------------                  ------------------------
Fully Amortizing                             21.83%
Interest Only                                24.98%
15/30 Balloon                                12.48%
30/40 Balloon                                40.71%

YEAR OF ORIGINATION                PERCENT OF MORTGAGE POOL
-------------------                ------------------------
2005                                          4.95%
2006                                         95.05%

LOAN PURPOSE                       PERCENT OF MORTGAGE POOL
------------                       ------------------------
Purchase                                     64.64%
Refinance - Rate/Term                         1.19%
Refinance - Cashout                          34.17%

PROPERTY TYPE                      PERCENT OF MORTGAGE POOL
-------------                      ------------------------
Single Family                                74.29%
Planned Unit Development                     12.48%
Condominium                                   7.52%
Two- to Four-Family                           5.70%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

[MERRILL LYNCH LOGO]     FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3
                         GROUP II COLLATERAL SUMMARY

MORTGAGE RATES

                       NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                         OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE  PERCENT
RANGE OF              MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-   FULL     PERCENT
MORTGAGE RATES         LOANS    OUTSTANDING     POOL       COUPON    SCORE    OUTSTANDING    LTV      INCOME     DOC       IO
--------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%           2    $    410,798     0.10%      5.957%     645    $   205,399    77.16%   22.70%    47.07%     0.00%
6.001% to 6.500%          32      10,797,396     2.64       6.337      678        337,419    75.09    39.22     84.63     49.46
6.501% to 7.000%         112      37,517,410     9.19       6.867      657        334,977    80.55    42.79     78.71     37.95
7.001% to 7.500%         196      61,100,631    14.97       7.314      636        311,738    80.20    42.58     64.32     29.92
7.501% to 8.000%         294      81,377,086    19.93       7.792      636        276,793    80.25    43.02     50.87     35.84
8.001% to 8.500%         205      54,817,744    13.43       8.300      630        267,404    81.98    43.67     28.72     22.70
8.501% to 9.000%         212      51,740,540    12.67       8.776      621        244,059    81.70    42.50     23.75     28.74
9.001% to 9.500%         124      25,497,953     6.25       9.280      599        205,629    81.95    42.74     22.65     18.43
9.501% to 10.000%        163      25,963,151     6.36       9.753      608        159,283    88.23    43.03     36.75     10.40
10.001% to 10.500%        77       9,884,379     2.42      10.301      620        128,369    90.50    43.95     41.60      1.62
10.501% to 11.000%       120      14,089,430     3.45      10.799      648        117,412    95.05    43.60     23.26      0.67
11.001% to 11.500%        78       8,238,478     2.02      11.323      639        105,622    98.04    44.60     27.90      0.00
11.501% to 12.000%       380      24,265,864     5.94      11.923      613         63,858    98.96    44.91     23.70      0.00
12.001% to 12.500%        42       2,519,573     0.62      12.295      605         59,990    95.36    45.74     26.19      0.00
12.501% to 13.000%         1          38,191     0.01      12.650      635         38,191   100.00    47.19      0.00      0.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 2,038    $408,258,624   100.00%      8.515%     631    $   200,323    83.49%   43.02%    43.85%    24.98%
-------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.920% per annum to 12.650% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.515% per annum.

REMAINING MONTHS TO STATED MATURITY

                       NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
RANGE OF                 OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE  PERCENT
REMAINING TERMS       MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-   FULL     PERCENT
(MONTHS)               LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     INCOME      DOC        IO
--------------------------------------------------------------------------------------------------------------------------------
169 to 180               660    $ 51,892,739     12.71%    11.299%     646    $    78,625    99.65%   44.06%    34.09%     0.00%
337 to 348                 4         956,876      0.23      7.800      550        239,219    78.51    39.23     69.33     14.71
349 to 360             1,374     355,409,009     87.05      8.111      629        258,667    81.14    42.88     45.20     28.66
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 2,038    $408,258,624    100.00%     8.515%     631    $   200,323    83.49%   43.02%    43.85%    24.98%
-------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 173 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 336 months.

Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

[MERRILL LYNCH LOGO]     FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3
                         GROUP II COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   AVERAGE   PERCENT
RANGE OF ORIGINAL MORTGAGE  MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-   FULL   PERCENT
LOAN PRINCIPAL BALANCES       LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING   LTV      INCOME      DOC      IO
------------------------------------------------------------------------------------------------------------------------------------
$50,000 or less                 196   $  7,028,434      1.72    11.732%     614     $    35,859    97.04     42.13    31.53    0.00%
$50,001 to $100,000             488     37,707,026      9.24    10.461      627          77,268    91.82     42.07    39.25    0.52
$100,001 to $150,000            411     50,692,373     12.42     9.516      635         123,339    87.89     42.49    39.81    5.16
$150,001 to $200,000            205     35,738,004      8.75     8.520      623         174,332    80.79     41.74    51.42   15.53
$200,001 to $250,000            138     30,904,153      7.57     8.314      615         223,943    80.47     42.31    45.74   26.20
$250,001 to $300,000            129     35,400,982      8.67     8.182      613         274,426    80.20     43.20    40.25   32.13
$300,001 to $350,000             99     32,026,405      7.84     8.093      618         323,499    81.25     43.36    42.53   30.46
$350,001 to $400,000             59     22,094,547      5.41     8.094      608         374,484    81.81     44.49    44.02   44.34
$400,001 to $450,000            101     43,477,734     10.65     7.955      636         430,473    83.31     43.85    43.65   35.58
$450,001 to $500,000             97     46,316,128     11.34     7.901      646         477,486    80.00     44.64    36.99   27.89
$500,001 to $550,000             41     21,472,660      5.26     7.732      662         523,723    80.98     44.42    34.38   36.67
$550,001 to $600,000             41     23,365,259      5.72     7.800      645         569,884    82.40     41.25    51.26   39.24
$600,001 to $650,000             16      9,999,150      2.45     7.717      652         624,947    84.45     43.08    62.72   44.05
$650,001 to $700,000             12      8,111,147      1.99     7.479      653         675,929    85.95     41.87    83.23   50.04
$700,001 to $750,000              3      2,180,510      0.53     7.748      644         726,837    86.32     38.86    67.47   33.08
$800,001 to $850,000              1        809,421      0.20     7.690      667         809,421    80.00     36.49   100.00    0.00
$900,001 to $950,000              1        934,691      0.23     7.500      574         934,691    79.91     54.22   100.00    0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        2,038   $408,258,624    100.00%    8.515%     631     $   200,323    83.49%    43.02%   43.85%  24.98%
-----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $12,496 to approximately $934,691 and the average outstanding principal balance of the Mortgage Loans was approximately $200,323.

PRODUCT TYPES

                             NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   AVERAGE   PERCENT
                            MORTGAGE    BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-   FULL   PERCENT
PRODUCT TYPES                LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV      INCOME     DOC      IO
------------------------------------------------------------------------------------------------------------------------------------
15 Year Fixed Loans              12   $    960,270      0.24%     9.749%    654     $    80,023    88.27%    37.76%   37.99%  0.00%
30 Year Fixed Loans              97     13,264,547      3.25      8.014     632         136,748    77.22     39.33    63.40    9.82
15/30 Balloon Loans             648     50,932,469     12.48     11.328     646          78,599    99.86     44.18    34.02    0.00
30/40 Balloon Loans              18      4,371,898      1.07      7.889     635         242,883    82.07     41.97    64.82    0.00
Six Month LIBOR Loans             2        592,726      0.15      7.024     704         296,363    80.00     25.34    77.48    0.00
2/28 LIBOR Loans                719    173,657,295     42.54      8.141     627         241,526    81.26     42.79    47.28   56.72
2/28 LIBOR Loans (40 due
in 30)                          525    160,179,510     39.23      8.096     630         305,104    81.28     43.52    40.88    0.00
3/27 LIBOR Loans                 11      2,663,958      0.65      7.765     632         242,178    83.18     35.06    56.99   82.51
3/27 LIBOR Loans (40 due
in 30)                           6       1,635,952      0.40      8.517     617         272,659    79.71     38.41    31.87    0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        2,038   $408,258,624    100.00%     8.515%    631     $   200,323    83.49%    43.02%   43.85%  24.98%
-----------------------------------------------------------------------------------------------------------------------------------

Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

[MERRILL LYNCH LOGO]     FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3
                         GROUP II COLLATERAL SUMMARY

AMORTIZATION TYPE

                             NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   AVERAGE   PERCENT
                            MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-   FULL   PERCENT
AMORTIZATION TYPE            LOANS    OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING    LTV      INCOME     DOC     IO
------------------------------------------------------------------------------------------------------------------------------------
Fully Amortizing                545   $ 89,142,445     21.83%     8.486%    623     $   163,564   80.83%     41.46%   43.99%   0.00%
Balloon                       1,197    217,119,828     53.18      8.853     633         181,387   85.65      43.60    39.68    0.00
24 Month Interest-Only           61     20,227,485      4.95      7.384     627         331,598   80.65      43.24    55.61  100.00
36 Month Interest-Only            2        405,000      0.10      7.625     615         202,500   90.00      31.30   100.00  100.00
60 Month Interest-Only          233     81,363,866     19.93      7.932     633         349,201   81.31      43.19    51.60  100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        2,038   $408,258,624    100.00%     8.515%    631     $   200,323   83.49%     43.02%   43.85%  24.98%
-----------------------------------------------------------------------------------------------------------------------------------


ADJUSTMENT TYPE

                             NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   AVERAGE   PERCENT
                            MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-   FULL   PERCENT
ADJUSTMENT TYPE              LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV      INCOME     DOC     IO
------------------------------------------------------------------------------------------------------------------------------------
ARM                           1,263   $338,729,440    82.97%      8.117%    628     $   268,194   81.27%     43.02%   44.31%  29.73%
Fixed Rate                      775     69,529,183    17.03      10.458     642          89,715   94.26      43.02    41.62    1.87
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        2,038   $408,258,624   100.00%      8.515%    631     $   200,323   83.49%     43.02%   43.85%  24.98%
-----------------------------------------------------------------------------------------------------------------------------------


Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

[MERRILL LYNCH LOGO]                     FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2006-RM3
                                         GROUP II COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                 NUMBER      AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED    WEIGHTED
                   OF        PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE     AVERAGE    PERCENT
GEOGRAPHIC      MORTGAGE      BALANCE     MORTGAGE    AVERAGE    CREDIT      BALANCE      ORIGINAL    DEBT-TO-     FULL     PERCENT
DISTRIBUTION     LOANS      OUTSTANDING     POOL       COUPON     SCORE    OUTSTANDING      LTV        INCOME      DOC        IO
------------------------------------------------------------------------------------------------------------------------------------
Arizona               106   $ 14,478,804       3.55%      8.393%   629     $    136,592       80.52%     43.11%    42.06%   18.57%
California            912    244,599,389      59.91       8.352    637          268,201       83.74      43.86     43.13    32.59
Colorado               27      5,231,944       1.28       8.058    621          193,776       79.93      35.95     72.22    16.84
Connecticut             7        955,202       0.23       9.295    590          136,457       81.43      44.95     78.49    21.09
Delaware                2        158,321       0.04       9.544    532           79,160       71.28      36.71     82.07     0.00
Florida               261     42,693,062      10.46       8.741    621          163,575       82.25      42.06     42.79    15.89
Georgia                 3        448,941       0.11       9.395    568          149,647       84.65      40.23     48.32    34.48
Hawaii                 10      3,095,285       0.76       8.250    648          309,528       85.70      44.76     43.83     0.00
Illinois              152     23,945,927       5.87       8.769    633          157,539       84.79      43.45     38.63     8.08
Indiana                 7        610,336       0.15       9.634    613           87,191       92.65      36.97     38.51     0.00
Kansas                  2        169,639       0.04       9.853    597           84,819       92.48      28.62     50.37     0.00
Kentucky                1        238,455       0.06       9.440    569          238,455       90.00      48.18    100.00     0.00
Louisiana               5        464,756       0.11       9.887    570           92,951       66.42      43.40      7.51     0.00
Maryland               19      4,099,658       1.00       8.856    593          215,771       84.77      43.34     39.94    34.64
Michigan               55      6,228,690       1.53       9.527    603          113,249       86.91      42.78     33.88     2.57
Minnesota              33      4,806,009       1.18       8.819    639          145,637       83.75      36.78     37.57    18.75
Mississippi            18      1,281,675       0.31       9.400    603           71,204       86.65      41.46     55.80     0.00
Missouri               34      3,318,678       0.81       9.453    608           97,608       83.31      40.56     59.75     7.59
Nevada                 47      9,639,650       2.36       8.592    627          205,099       83.31      42.34     43.76    27.15
New Mexico             11      1,342,525       0.33       9.778    618          122,048       87.36      39.70     66.78    17.46
New York                6      2,442,506       0.60       9.312    647          407,084       82.27      46.56     20.45     7.00
North Carolina          2        323,344       0.08      10.429    603          161,672       85.79      46.56      0.00     0.00
Ohio                   16      1,818,858       0.45       8.873    618          113,679       89.71      40.57     50.64     6.19
Oklahoma               17      1,896,267       0.46       8.313    596          111,545       84.28      40.10     69.81     0.00
Oregon                  7      1,014,350       0.25       9.220    594          144,907       88.32      44.29     74.29     0.00
Rhode Island            3        702,961       0.17       8.295    569          234,320       79.95      44.43     71.55     0.00
Tennessee              15      1,660,399       0.41       8.573    607          110,693       83.85      40.96     59.72     0.00
Texas                 209     23,820,089       5.83       8.705    617          113,972       81.56      39.41     45.36    10.65
Utah                   23      2,688,981       0.66       8.555    646          116,912       87.06      40.66     59.28    12.82
Virginia               10      1,816,202       0.44       8.975    598          181,620       84.89      43.35     25.51    28.49
Washington             10      1,229,669       0.30       8.687    595          122,967       82.87      42.99     77.74    30.73
Wisconsin               8      1,038,052       0.25       9.575    569          129,756       85.95      47.49     87.72     0.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:              2,038   $408,258,624     100.00%      8.515%   631     $    200,323       83.49%     43.02%    43.85%   24.98%
---------------------------------------------------------------------------------------------------------------------------------

      No more than approximately 1.06% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

[MERRILL LYNCH LOGO]                     FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2006-RM3
                                         GROUP II COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                       NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                         OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE    PERCENT
RANGE OF ORIGINAL     MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   DEBT-TO-     FULL    PERCENT
LOAN-TO-VALUE RATIOS   LOANS     OUTSTANDING    POOL       COUPON    SCORE    OUTSTANDING    LTV       INCOME      DOC        IO
----------------------------------------------------------------------------------------------------------------------------------
50.00% or less             26   $  3,759,751        0.92%    8.500%    601    $   144,606     36.24%     39.51%    31.95%     9.18%
50.01% to 55.00%           18      3,407,637        0.83     8.604     578        189,313     52.59      44.32     40.33     14.77
55.01% to 60.00%           18      3,083,800        0.76     7.697     607        171,322     57.53      41.93     61.81     13.13
60.01% to 65.00%           29      6,146,469        1.51     8.454     592        211,947     63.33      39.19     33.62     23.26
65.01% to 70.00%           40      9,674,948        2.37     8.581     563        241,874     68.88      43.28     52.54     23.87
70.01% to 75.00%           72     16,138,229        3.95     8.275     596        224,142     74.00      41.78     45.13     16.16
75.01% to 80.00%          778    210,776,064       51.63     7.838     641        270,920     79.93      43.75     43.13     32.62
80.01% to 85.00%           98     25,187,346        6.17     8.402     595        257,014     84.56      42.57     50.24     27.32
85.01% to 90.00%          174     48,161,499       11.80     8.341     623        276,790     89.65      40.26     54.92     28.86
90.01% to 95.00%          125     27,448,908        6.72     8.960     634        219,591     94.70      42.50     40.02     17.13
95.01% to 100.00%         660     54,473,974       13.34    11.226     644         82,536     99.98      44.10     35.08      0.29
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  2,038   $408,258,624      100.00%    8.515%    631    $   200,323     83.49%     43.02%    43.85%    24.98%
----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 16.99% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 12.58% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.86%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.89%.

COMBINED LOAN-TO-VALUE RATIOS

                       NUMBER     AGGREGATE                         WEIGHTED     AVERAGE   WEIGHTED   WEIGHTED
                         OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE    PERCENT
RANGE OF COMBINED     MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT      BALANCE   ORIGINAL   DEBT-TO-     FULL    PERCENT
LOAN-TO-VALUE RATIOS   LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING   LTV        INCOME      DOC        IO
----------------------------------------------------------------------------------------------------------------------------------
50.00% or less             26   $  3,759,751        0.92%    8.500%    601    $   144,606     36.24%      39.51%   31.95%     9.18%
50.01% to 55.00%           18      3,407,637        0.83     8.604     578        189,313     52.59       44.32    40.33     14.77
55.01% to 60.00%           18      3,083,800        0.76     7.697     607        171,322     57.53       41.93    61.81     13.13
60.01% to 65.00%           29      6,146,469        1.51     8.454     592        211,947     63.33       39.19    33.62     23.26
65.01% to 70.00%           40      9,674,948        2.37     8.581     563        241,874     68.88       43.28    52.54     23.87
70.01% to 75.00%           72     16,138,229        3.95     8.275     596        224,142     74.00       41.78    45.13     16.16
75.01% to 80.00%          124     30,250,629        7.41     8.093     609        243,957     79.54       44.34    47.24     20.81
80.01% to 85.00%           98     25,187,346        6.17     8.402     595        257,014     84.56       42.57    50.24     27.32
85.01% to 90.00%          174     48,161,499       11.80     8.341     623        276,790     89.65       40.26    54.92     28.86
90.01% to 95.00%          141     31,820,196        7.79     8.771     636        225,675     92.68       42.31    43.26     18.10
95.01% to 100.00%       1,298    230,628,121       56.49     8.610     646        177,680     84.72       43.80    40.30     26.69
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  2,038   $408,258,624      100.00%    8.515%    631    $   200,323     83.49%      43.02%   43.85%    24.98%
----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 16.99% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 92.26%. . This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 12.58% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.86%. Approximately 44.22% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.84%.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

[MERRILL LYNCH LOGO]                     FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2006-RM3
                                         GROUP II COLLATERAL SUMMARY

DEBT-TO-INCOME RATIOS

                       NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                         OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE    PERCENT
RANGE OF DEBT-TO-     MORTGAGE    BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE    ORIGINAL   DEBT-TO-    FULL     PERCENT
INCOME RATIOS          LOANS    OUTSTANDING     POOL       COUPON    SCORE    OUTSTANDING    LTV       INCOME      DOC       IO
----------------------------------------------------------------------------------------------------------------------------------
20.00% or less             64   $ 10,038,103        2.46%    8.132%    633    $   156,845     84.33%     13.71%    80.81%    24.69%
20.01% to 25.00%           37      7,851,769        1.92     8.107     644        212,210     82.78      22.47     81.86     21.13
25.01% to 30.00%           62      9,576,717        2.35     8.366     630        154,463     83.94      27.59     79.79     22.22
30.01% to 35.00%          121     20,729,885        5.08     8.172     624        171,321     81.03      32.33     66.62     27.29
35.01% to 40.00%          269     52,308,689       12.81     8.403     631        194,456     82.83      37.85     49.52     26.95
40.01% to 45.00%          470     97,730,454       23.94     8.465     634        207,937     83.82      42.90     41.74     22.80
45.01% to 50.00%          949    191,722,275       46.96     8.710     631        202,026     84.17      47.86     31.84     24.85
50.01% to 55.00%           66     18,300,731        4.48     7.923     607        277,284     78.76      52.87     83.53     33.07
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  2,038   $408,258,624      100.00%    8.515%    631    $   200,323     83.49%     43.02%    43.85%    24.98%
----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 0.16% to 54.99% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 43.02%.

LOAN PURPOSE

                       NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                        OF        PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE    PERCENT
                      MORTGAGE     BALANCE    MORTGAGE    AVERAGE    CREDIT     BALANCE    ORIGINAL   DEBT-TO-     FULL    PERCENT
LOAN PURPOSE           LOANS     OUTSTANDING    POOL       COUPON    SCORE    OUTSTANDING    LTV       INCOME      DOC        IO
----------------------------------------------------------------------------------------------------------------------------------
Purchase                 1,453  $263,904,906       64.64%    8.639%    643    $   181,628     84.95%     43.59%    40.53%    25.43%
Refinance - Cashout        553   139,491,335       34.17     8.290     609        252,245     80.94      42.13     49.43     24.60
Refinance - Rate Term       32     4,862,382        1.19     8.260     598        151,949     77.13      37.99     63.62     11.74
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   2,038  $408,258,624      100.00%    8.515%    631    $   200,323     83.49%     43.02%    43.85%    24.98%
----------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

                       NUMBER    AGGREGATE                          WEIGHTED     AVERAGE   WEIGHTED   WEIGHTED
                         OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE    PERCENT
                      MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT      BALANCE   ORIGINAL   DEBT-TO-     FULL    PERCENT
PROPERTY TYPE          LOANS    OUTSTANDING     POOL       COUPON    SCORE    OUTSTANDING    LTV       INCOME      DOC        IO
----------------------------------------------------------------------------------------------------------------------------------
Single Family            1,500  $303,313,674       74.29%    8.470%    629    $   202,209     83.35%     43.23%    44.54%    24.94%
Planned Unit
  Development              260    50,949,421       12.48     8.508     634        195,959     84.49      42.10     44.07     18.17
Condominium                174    30,706,213        7.52     8.856     635        176,472     84.09      43.21     32.28     34.12
Two- to Four-Family        104    23,289,315        5.70     8.671     638        223,936     82.30      42.01     49.56     28.42
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   2,038  $408,258,624      100.00%    8.515%    631    $   200,323     83.49%     43.02%    43.85%    24.98%
----------------------------------------------------------------------------------------------------------------------------------

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3
[MERRILL LYNCH LOGO]     GROUP II COLLATERAL SUMMARY

DOCUMENTATION

                        NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                          OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   AVERAGE   PERCENT
                       MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT    BALANCE    ORIGINAL  DEBT-TO-    FULL    PERCENT
DOCUMENTATION           LOANS    OUTSTANDING      POOL      COUPON    SCORE   OUTSTANDING     LTV      INCOME     DOC      IO
--------------------------------------------------------------------------------------------------------------------------------
Stated Income           1,170    $224,883,405      55.08%    8.923%     637     $192,208    83.74%    44.60%      0.00%   21.50%
Full Documentation        847     179,010,960      43.85     8.016      623      211,347    83.19     41.16     100.00    29.96
Limited Documentation      21       4,364,258       1.07     8.001      634      207,822    82.37     37.77       0.00     0.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  2,038    $408,258,624     100.00%    8.515%     631     $200,323    83.49%    43.02%     43.85%   24.98%
-------------------------------------------------------------------------------------------------------------------------------

OCCUPANCY

                        NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                          OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   AVERAGE   PERCENT
                       MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT    BALANCE    ORIGINAL  DEBT-TO-    FULL    PERCENT
OCCUPANCY                LOANS    OUTSTANDING      POOL      COUPON    SCORE  OUTSTANDING     LTV      INCOME     DOC      IO
--------------------------------------------------------------------------------------------------------------------------------
Primary                 1,954    $390,130,794     95.56%     8.507%    630      $199,658     83.51%   43.26%    43.28%    25.02%
Investment                 75      15,993,761      3.92      8.673     650       213,250     82.58    37.27     61.85     26.15
Second Home                 9       2,134,068      0.52      8.815     648       237,119     85.16    42.03     13.33      9.68
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  2,038    $408,258,624    100.00%     8.515%    631      $200,323     83.49%   43.02%    43.85%    24.98%
-------------------------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                        NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                          OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   AVERAGE   PERCENT
MORTGAGE LOANS AGE     MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT    BALANCE    ORIGINAL  DEBT-TO-    FULL    PERCENT
(MONTHS)                 LOANS    OUTSTANDING      POOL      COUPON    SCORE  OUTSTANDING     LTV      INCOME     DOC      IO
--------------------------------------------------------------------------------------------------------------------------------
0                           28   $  3,959,630      0.97%     9.194%    634     $141,415      87.49%    44.37%    31.19%   13.05%
1                        1,607    308,339,698     75.53      8.615     632      191,873      83.94     42.98     42.90    19.72
2                          325     75,744,539     18.55      8.414     627      233,060      82.79     43.65     43.19    38.64
5                           10      3,095,836      0.76      7.782     622      309,584      85.76     45.49     53.25    55.11
6                            9      1,781,707      0.44      7.573     593      197,967      79.42     42.02     63.58    71.43
7                            8      1,726,882      0.42      7.393     607      215,860      72.03     43.04     81.48    65.61
8                           21      6,072,512      1.49      6.897     641      289,167      76.54     39.19     57.93    65.28
9                           23      5,498,761      1.35      7.145     611      239,077      77.41     39.96     72.05    50.09
11                           3      1,082,185      0.27      6.773     601      360,728      81.72     40.93     40.85    39.06
13                           3        804,186      0.20      7.363     546      268,062      79.18     38.66     82.49    17.51
15                           1        152,690      0.04     10.100     570      152,690      75.00     42.25      0.00     0.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   2,038   $408,258,624    100.00%     8.515%    631     $200,323      83.49%    43.02%    43.85%   24.98%
-------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3
[MERRILL LYNCH LOGO]     GROUP II COLLATERAL SUMMARY

ORIGINAL PREPAYMENT PENALTY TERM

                        NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                          OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   AVERAGE   PERCENT
ORIGINAL PREPAYMENT    MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT    BALANCE    ORIGINAL  DEBT-TO-    FULL    PERCENT
PENALTY TERM            LOANS    OUTSTANDING      POOL      COUPON    SCORE   OUTSTANDING     LTV      INCOME     DOC      IO
--------------------------------------------------------------------------------------------------------------------------------
None                       367   $ 67,111,734     16.44%     8.992%    631     $182,866      84.40%    42.45%    41.71%   15.12%
12 Months                  109     28,094,708      6.88      8.910     636      257,750      83.03     42.57     31.94    30.07
24 Months                1,442    294,399,654     72.11      8.403     630      204,161      83.57     43.46     44.50    27.39
36 Months                  120     18,652,528      4.57      7.985     636      155,438      79.51     38.78     59.14    14.76
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   2,038   $408,258,624    100.00%     8.515%    631     $200,323      83.49%    43.02%    43.85%   24.98%
-------------------------------------------------------------------------------------------------------------------------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 24 months.

CREDIT SCORES

                        NUMBER     AGGREGATE                        WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                          OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   AVERAGE   PERCENT
RANGE OF               MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT    BALANCE    ORIGINAL  DEBT-TO-    FULL    PERCENT
CREDIT SCORES            LOANS    OUTSTANDING      POOL      COUPON    SCORE  OUTSTANDING     LTV      INCOME      DOC      IO
--------------------------------------------------------------------------------------------------------------------------------
500                          1       $110,824      0.03%     8.940%     500    $110,824      80.00%     6.34%   100.00%    0.00%
501 to 525                  57     10,985,026      2.69      9.689      514     192,720      73.61     41.13     51.76     0.00
526 to 550                  61     13,329,530      3.26      9.270      538     218,517      75.71     43.58     50.92     0.00
551 to 575                  96     21,420,224      5.25      8.402      564     223,127      78.91     43.13     60.22    20.89
576 to 600                 291     53,014,713     12.99      8.565      590     182,181      83.01     43.09     68.17    29.76
601 to 625                 636    111,025,957     27.20      8.742      612     174,569      84.96     43.89     34.37    32.84
626 to 650                 354     68,208,787     16.71      8.460      636     192,680      84.19     42.40     42.79    22.68
651 to 675                 239     55,294,984     13.54      8.257      662     231,360      84.24     43.55     43.65    26.74
676 to 700                 130     31,812,402      7.79      8.209      689     244,711      85.56     42.44     34.00    17.60
701 to 725                  84     22,934,241      5.62      8.103      710     273,027      84.21     41.40     38.85    29.66
726 to 750                  51     11,445,654      2.80      7.867      736     224,425      85.00     41.92     38.87    15.37
751 to 775                  31      7,033,906      1.72      8.227      760     226,900      80.84     43.16     20.53     6.26
776 to 800                   5      1,359,368      0.33      7.313      787     271,874      83.97     42.65      4.30    31.19
801 to 809                   2        283,008      0.07      8.153      805     141,504      86.87     29.81     79.16     0.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   2,038   $408,258,624    100.00%     8.515%     631    $200,323      83.49%    43.02%    43.85%   24.98%
-------------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 809 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 631.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3
[MERRILL LYNCH LOGO]     GROUP II COLLATERAL SUMMARY

CREDIT GRADE

                        NUMBER     AGGREGATE                         WEIGHTED   AVERAGE    WEIGHTED  WEIGHTED
                          OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   AVERAGE   PERCENT
CREDIT                 MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT    BALANCE    ORIGINAL  DEBT-TO-    FULL    PERCENT
GRADE                   LOANS     OUTSTANDING     POOL      COUPON    SCORE   OUTSTANDING     LTV      INCOME     DOC      IO
--------------------------------------------------------------------------------------------------------------------------------
A1                       1,803   $353,281,622     86.53%     8.503%    636      $195,941    84.15%     43.23%   42.16%    25.87%
A2                         157     37,091,168      9.09      8.478     614       236,249    82.05      41.33    52.01     24.98
B1                          43      9,735,521      2.38      8.345     570       226,407    76.93      41.09    64.95     13.65
B2                          13      3,515,871      0.86      8.760     579       270,452    71.09      43.28    45.15      0.00
C1                          18      3,681,427      0.90      9.694     534       204,524    69.17      44.00    62.50      0.00
C2                           4        953,015      0.23     10.803     525       238,254    60.10      45.04    58.51      0.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   2,038   $408,258,624    100.00%     8.515%    631      $200,323    83.49%     43.02%   43.85%    24.98%
-------------------------------------------------------------------------------------------------------------------------------

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                        NUMBER     AGGREGATE                        WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                          OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   AVERAGE   PERCENT
RANGE OF               MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT    BALANCE    ORIGINAL  DEBT-TO-    FULL    PERCENT
GROSS MARGINS            LOANS    OUTSTANDING      POOL      COUPON    SCORE  OUTSTANDING     LTV      INCOME     DOC      IO
--------------------------------------------------------------------------------------------------------------------------------
3.501% to 4.000%             7   $  1,347,171     0.40%      8.731%    624     $192,453     84.69%     43.97%    50.48%    0.00%
4.001% to 4.500%             1        156,400     0.05       8.345     571      156,400     85.00      48.17      0.00   100.00
4.501% to 5.000%            16      2,424,016     0.72       9.197     619      151,501     87.15      42.59     10.64     8.66
5.001% to 5.500%            13      2,176,321     0.64       8.930     649      167,409     80.36      46.26     28.78     0.00
5.501% to 6.000%         1,060    289,026,699    85.33       8.031     634      272,667     81.68      43.19     43.04    31.80
6.001% to 6.500%           101     28,093,539     8.29       8.341     610      278,154     80.74      40.60     53.37    26.21
6.501% to 7.000%            44     10,704,203     3.16       8.560     568      243,277     75.76      43.56     56.39     9.96
7.001% to 7.500%            21      4,801,091     1.42       9.884     530      228,623     68.56      43.88     64.10     0.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   1,263   $338,729,440   100.00%      8.117%    628     $268,194     81.27%     43.02%    44.31%   29.73%
-------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.000% per annum to 7.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.038% per annum.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3
[MERRILL LYNCH LOGO]     GROUP II COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                        NUMBER     AGGREGATE                        WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                          OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   AVERAGE   PERCENT
RANGE OF MAXIMUM       MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT    BALANCE    ORIGINAL  DEBT-TO-    FULL    PERCENT
MORTGAGE RATES           LOANS    OUTSTANDING      POOL      COUPON    SCORE  OUTSTANDING     LTV      INCOME     DOC      IO
--------------------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%           2   $    410,798      0.12%     5.957%    645     $205,399      77.16%    22.70%    47.07%    0.00%
12.001% to 12.500%          18      6,185,886      1.83      6.382     683      343,660      77.72     38.91     87.76    24.90
12.501% to 13.000%          94     32,988,136      9.74      6.864     660      350,938      80.97     42.74     79.79    35.92
13.001% to 13.500%         180     59,179,921     17.47      7.245     638      328,777      80.01     42.81     65.16    35.21
13.501% to 14.000%         274     78,948,401     23.31      7.763     636      288,133      80.04     43.19     50.18    37.09
14.001% to 14.500%         196     54,134,345     15.98      8.279     630      276,196      82.15     43.74     27.84    24.53
14.501% to 15.000%         194     50,307,689     14.85      8.751     620      259,318      81.90     42.55     23.57    31.99
15.001% to 15.500%         113     24,239,696      7.16      9.271     599      214,511      81.97     42.87     22.42    20.04
15.501% to 16.000%         103     20,360,203      6.01      9.751     590      197,672      85.52     44.04     25.11    13.26
16.001% to 16.500%          36      5,770,102      1.70     10.264     582      160,281      85.04     44.18     28.49     2.77
16.501% to 17.000%          31      4,043,347      1.19     10.740     569      130,431      84.08     43.95     11.52     2.35
17.001% to 17.500%           6        578,723      0.17     11.190     534       96,454      73.63     44.03     64.69     0.00
17.501% to 18.000%          14      1,345,077      0.40     11.650     546       96,077      83.58     41.26      0.00     0.00
18.001% to 18.500%           2        237,116      0.07     12.222     514      118,558      50.74     48.51      0.00     0.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   1,263   $338,729,440    100.00%     8.117%    628     $268,194      81.27%    43.02%    44.31%   29.73%
-------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.920% per annum to 18.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 14.142% per annum.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3
[MERRILL LYNCH LOGO]     GROUP II COLLATERAL SUMMARY

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                        NUMBER     AGGREGATE                         WEIGHTED   AVERAGE    WEIGHTED  WEIGHTED
                          OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   AVERAGE   PERCENT
NEXT RATE              MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT    BALANCE    ORIGINAL  DEBT-TO-    FULL    PERCENT
ADJUSTMENT DATE          LOANS    OUTSTANDING      POOL      COUPON    SCORE  OUTSTANDING     LTV      INCOME     DOC      IO
--------------------------------------------------------------------------------------------------------------------------------
October 2006                1    $    459,223      0.14%     6.865%    709      $459,223     80.00%    22.99%   100.00%    0.00%
November 2006               1         133,502      0.04      7.570     686       133,502     80.00     33.43      0.00     0.00
March 2007                  1         152,690      0.05     10.100     570       152,690     75.00     42.25      0.00     0.00
May 2007                    2         694,262      0.20      7.315     544       347,131     80.00     40.41     79.72    20.28
July 2007                   3       1,082,185      0.32      6.773     601       360,728     81.72     40.93     40.85    39.06
September 2007             18       4,576,633      1.35      7.273     594       254,257     81.64     42.33     69.66    60.19
October 2007               17       4,960,608      1.46      6.822     648       291,800     75.33     39.66     59.39    71.75
November 2007               6       1,540,986      0.45      7.416     602       256,831     75.66     43.19     91.31    73.52
December 2007               8       1,670,883      0.49      7.483     599       208,860     79.38     44.39     61.16    76.17
January 2008                8       2,924,794      0.86      7.671     622       365,599     85.22     45.70     52.48    58.34
April 2008                233      65,331,093     19.29      8.199     625       280,391     81.38     44.06     42.54    42.97
May 2008                  939     248,622,581     73.40      8.157     630       264,774     81.36     42.95     43.55    23.70
June 2008                   9       2,280,090      0.67      8.512     638       253,343     80.99     44.59     17.93    22.66
October 2008                2         405,000      0.12      7.625     615       202,500     90.00     31.30    100.00   100.00
December 2008               1         110,824      0.03      8.940     500       110,824     80.00      6.34    100.00     0.00
April 2009                  2         898,750      0.27      7.414     633       449,375     82.05     33.95      0.00   100.00
May 2009                   12       2,885,336      0.85      8.275     630       240,445     80.72     38.94     52.81    31.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  1,263    $338,729,440    100.00%     8.117%    628      $268,194     81.27%    43.02%    44.31%   29.73%
-------------------------------------------------------------------------------------------------------------------------------

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
[MERRILL LYNCH LOGO]     MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3

                             ASSUMED MORTGAGE POOLS

                        GROUP I FIXED RATE MORTGAGE LOANS

                                                           ORIGINAL        REMAINING                                   ORIGINAL
                                                         AMORTIZATION    AMORTIZATION     ORIGINAL       REMAINING     MONTHS TO
                           NET     ORIGINAL  REMAINING       TERM            TERM       INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
    CURRENT    MORTGAGE  MORTGAGE    TERM      TERM     (LESS IO TERM)  (LESS IO TERM)      TERM            TERM       PENALTY
  BALANCE ($)   RATE(%)   RATE(%)  (MONTHS)  (MONTHS)      (MONTHS)        (MONTHS)       (MONTHS)        (MONTHS)    EXPIRATION
--------------------------------------------------------------------------------------------------------------------------------
   132,966.08    8.400     7.900     360        359          480              479             0              0             0
   508,336.10    7.590     7.090     360        359          480              479             0              0            12
   133,772.86    6.990     6.490     360        359          480              479             0              0            24
 1,971,952.35    8.321     7.821     360        359          480              479             0              0            36
   119,631.17    7.300     6.800     180        179          180              179             0              0             0
   106,017.28    6.920     6.420     180        171          180              171             0              0            36
   893,644.44    9.511     9.011     360        358          360              358             0              0             0
   127,121.50    8.410     7.910     360        359          360              359             0              0            12
 1,394,127.00    7.933     7.433     360        356          360              356             0              0            24
14,161,112.05    7.894     7.394     360        357          360              357             0              0            36
 4,049,294.05   11.131    10.631     180        179          360              359             0              0             0
 1,233,089.13   10.851    10.351     180        179          360              359             0              0            12
26,441,744.36   10.744    10.244     180        179          360              359             0              0            24
 1,833,005.95    9.893     9.393     180        179          360              359             0              0            36
   140,998.03    9.291     8.791     180        179          180              179             0              0            24
    44,289.89    9.700     9.200     180        179          180              179             0              0            36

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
[MERRILL LYNCH LOGO]     MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3

                       GROUP II FIXED RATE MORTGAGE LOANS

                                                           ORIGINAL        REMAINING                                   ORIGINAL
                                                         AMORTIZATION    AMORTIZATION     ORIGINAL       REMAINING     MONTHS TO
                           NET     ORIGINAL  REMAINING       TERM            TERM       INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
    CURRENT    MORTGAGE  MORTGAGE    TERM      TERM     (LESS IO TERM)  (LESS IO TERM)      TERM            TERM       PENALTY
  BALANCE ($)   RATE(%)   RATE(%)  (MONTHS)  (MONTHS)      (MONTHS)        (MONTHS)       (MONTHS)        (MONTHS)    EXPIRATION
--------------------------------------------------------------------------------------------------------------------------------
 1,281,376.56    8.158     7.658      360       359         480              479              0                0          24
 3,090,520.99    7.778     7.278      360       359         480              479              0                0          36
   169,979.95    8.599     8.099      180       177         180              177              0                0           0
   171,131.87    9.150     8.650      180       178         180              178              0                0          24
   200,907.35    7.878     7.378      180       179         180              179              0                0          36
   715,286.65    9.145     8.645      360       359         360              359              0                0           0
   335,602.43    8.696     8.196      360       359         360              359              0                0          24
10,911,458.07    7.952     7.452      360       357         360              357              0                0          36
   247,000.00    7.800     7.300      360       359         300              300             60               59           0
 1,055,200.00    7.721     7.221      360       359         300              300             60               59          36
 8,062,329.43   11.635    11.135      180       179         360              359              0                0           0
 3,782,169.38   11.476    10.976      180       179         360              359              0                0          12
38,401,163.58   11.265    10.765      180       179         360              359              0                0          24
   686,806.13   10.409     9.909      180       179         360              359              0                0          36
    95,807.65   11.990    11.490      180       179         180              179              0                0           0
   104,773.35   11.200    10.700      180       179         180              179              0                0          12
   217,670.07   11.161    10.661      180       179         180              179              0                0          24

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
[MERRILL LYNCH LOGO]     MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3

                     GROUP I ADJUSTABLE RATE MORTGAGE LOANS

                                                            ORIGINAL        REMAINING      ORIGINAL    REMAINING
                                                          AMORTIZATION    AMORTIZATION     INTEREST     INTEREST
                            NET     ORIGINAL  REMAINING       TERM           TERM            ONLY         ONLY
    CURRENT     MORTGAGE  MORTGAGE    TERM      TERM     (LESS IO TERM)  (LESS IO TERM)      TERM         TERM      GROSS
  BALANCE ($)    RATE(%)  RATE(%)   (MONTHS)  (MONTHS)      (MONTHS)        (MONTHS)       (MONTHS)     (MONTHS)   MARGIN(%)
----------------------------------------------------------------------------------------------------------------------------
    859,298.74    8.418     7.918      360       359          360             359               0           0       5.635
    276,454.74    8.041     7.541      360       359          360             359               0           0       6.000
 27,782,507.07    8.518     8.018      360       357          360             357               0           0       5.719
  3,142,006.92    8.211     7.711      360       357          360             357               0           0       6.081
 72,065,988.75    8.159     7.659      360       357          360             357               0           0       6.040
 17,604,468.92    8.745     8.245      360       359          480             479               0           0       5.767
  7,846,237.66    8.307     7.807      360       359          480             479               0           0       6.012
127,548,335.43    8.014     7.514      360       359          480             479               0           0       6.047
     69,974.48   10.900    10.400      360       359          360             359               0           0       6.000
    963,396.15    7.473     6.973      360       357          360             357               0           0       6.000
    519,678.28    8.690     8.190      360       359          480             479               0           0       6.000
    155,966.67    9.000     8.500      360       359          480             479               0           0       6.000
  1,474,065.95    7.915     7.415      360       359          480             479               0           0       6.083
  1,416,719.11    7.860     7.360      360       354          336             336              24          18       5.661
    677,221.85    6.788     6.288      360       351          336             336              24          15       6.000
 14,104,376.85    7.049     6.549      360       354          336             336              24          18       6.006
    327,249.69    6.900     6.400      360       351          324             324              36          27       6.000
    324,516.67    7.918     7.418      360       355          324             324              36          31       6.000
  3,056,955.00    8.043     7.543      360       359          300             300              60          59       5.924
  3,033,200.00    8.024     7.524      360       359          300             300              60          59       6.129
 33,152,429.92    7.765     7.265      360       359          300             300              60          59       6.026

                                                                 NUMBER OF
                                                                  MONTHS               ORIGINAL
                INITIAL                                RATE     UNTIL NEXT             MONTHS TO
                 RATE                                 CHANGE       RATE               PREPAYMENT
    CURRENT     CHANGE   PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
  BALANCE ($)    CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX    EXPIRATION
------------------------------------------------------------------------------------------------
    859,298.74   1.000     1.000    14.418    8.418       6           5     6M LIBOR      0
    276,454.74   1.000     1.000    14.041    8.041       6           5     6M LIBOR     24
 27,782,507.07   1.000     1.000    14.518    8.518       6          21     6M LIBOR      0
  3,142,006.92   1.000     1.000    14.211    8.211       6          21     6M LIBOR     12
 72,065,988.75   1.000     1.000    14.159    8.159       6          21     6M LIBOR     24
 17,604,468.92   1.000     1.000    14.745    8.745       6          23     6M LIBOR      0
  7,846,237.66   1.000     1.000    14.307    8.307       6          23     6M LIBOR     12
127,548,335.43   1.000     1.000    14.014    8.014       6          23     6M LIBOR     24
     69,974.48   1.000     1.000    16.900   10.900       6          35     6M LIBOR     24
    963,396.15   1.000     1.000    13.473    7.473       6          33     6M LIBOR     36
    519,678.28   1.000     1.000    14.690    8.690       6          35     6M LIBOR      0
    155,966.67   1.000     1.000    15.000    9.000       6          35     6M LIBOR     24
  1,474,065.95   1.000     1.000    13.915    7.915       6          35     6M LIBOR     36
  1,416,719.11   1.311     1.311    14.481    7.860       6          18     6M LIBOR      0
    677,221.85   1.500     1.500    13.788    6.788       6          15     6M LIBOR     12
 14,104,376.85   1.284     1.284    13.616    7.049       6          18     6M LIBOR     24
    327,249.69   1.500     1.500    13.900    6.900       6          27     6M LIBOR     24
    324,516.67   1.000     1.000    13.918    7.918       6          31     6M LIBOR     36
  3,056,955.00   1.000     1.000    14.043    8.043       6          23     6M LIBOR      0
  3,033,200.00   1.000     1.000    14.024    8.024       6          23     6M LIBOR     12
 33,152,429.92   1.000     1.000    13.765    7.765       6          23     6M LIBOR     24

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
[MERRILL LYNCH LOGO]     MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3

                     GROUP II ADJUSTABLE RATE MORTGAGE LOANS

                                                            ORIGINAL       REMAINING    ORIGINAL  REMAINING
                                                          AMORTIZATION   AMORTIZATION   INTEREST  INTEREST
                            NET      ORIGINAL  REMAINING     TERM            TERM         ONLY      ONLY
   CURRENT      MORTGAGE   MORTGAGE    TERM      TERM     (LESS IO TERM) (LESS IO TERM)   TERM      TERM      GROSS
 BALANCE ($)    RATE(%)    RATE(%)    (MONTHS)  (MONTHS)     (MONTHS)        (MONTHS)   (MONTHS)  (MONTHS)   MARGIN(%)
--------------  --------  ---------  --------  ---------  -------------  -------------  --------  ---------  --------
    592,725.57    7.024     6.524      360        358          360             358          0          0       6.000
 19,008,212.74    8.800     8.300      360        358          360             358          0          0       5.782
  3,911,445.50    8.611     8.111      360        358          360             358          0          0       6.075
 52,241,635.79    8.455     7.955      360        358          360             358          0          0       6.084
 27,826,428.72    8.561     8.061      360        359          480             479          0          0       6.020
 11,848,874.64    8.424     7.924      360        359          480             479          0          0       6.054
120,504,206.65    7.956     7.456      360        359          480             479          0          0       6.075
    354,983.85    8.557     8.057      360        359          360             359          0          0       6.000
    110,823.99    8.940     8.440      360        354          360             354          0          0       6.000
    139,173.53    9.390     8.890      360        359          480             479          0          0       5.000
    487,893.72    8.935     8.435      360        359          480             479          0          0       6.000
  1,008,885.02    8.194     7.694      360        359          480             479          0          0       6.000
  1,536,328.00    8.150     7.650      360        356          336             336         24         20       5.756
    952,061.00    7.509     7.009      360        354          336             336         24         18       6.000
 17,739,095.96    7.311     6.811      360        355          336             336         24         19       6.029
    405,000.00    7.625     7.125      360        352          324             324         36         28       6.000
  8,129,078.21    8.639     8.139      360        359          300             300         60         59       6.028
  7,495,384.00    8.684     8.184      360        359          300             300         60         59       6.024
 62,644,053.36    7.765     7.265      360        359          300             300         60         59       6.023
    234,400.00    7.750     7.250      360        359          300             300         60         59       6.000
    265,000.00    6.990     6.490      360        359          300             300         60         59       6.000
  1,293,750.00    7.652     7.152      360        358          300             300         60         58       6.058

                                                                NUMBER OF
                                                                  MONTHS               ORIGINAL
                INITIAL                                RATE     UNTIL NEXT             MONTHS TO
                 RATE                                 CHANGE       RATE               PREPAYMENT
   CURRENT      CHANGE   PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT             PENALTY
 BALANCE ($)     CAP(%)   CAP(%)    RATE(%) RATE(%)   (MONTHS)     DATE      INDEX    EXPIRATION
--------------  -------  --------  -------  -------  ---------  ----------  --------  ----------
    592,725.57   1.000     1.000    13.024   7.024       6           4      6M LIBOR       0
 19,008,212.74   1.000     1.000    14.800   8.800       6          22      6M LIBOR       0
  3,911,445.50   1.000     1.000    14.611   8.611       6          22      6M LIBOR      12
 52,241,635.79   1.000     1.000    14.455   8.455       6          22      6M LIBOR      24
 27,826,428.72   1.000     1.000    14.561   8.561       6          23      6M LIBOR       0
 11,848,874.64   1.000     1.000    14.424   8.424       6          23      6M LIBOR      12
120,504,206.65   1.000     1.000    13.956   7.956       6          23      6M LIBOR      24
    354,983.85   1.000     1.000    14.557   8.557       6          35      6M LIBOR       0
    110,823.99   1.000     1.000    14.940   8.940       6          30      6M LIBOR      24
    139,173.53   1.000     1.000    15.390   9.390       6          35      6M LIBOR       0
    487,893.72   1.000     1.000    14.935   8.935       6          35      6M LIBOR      24
  1,008,885.02   1.000     1.000    14.194   8.194       6          35      6M LIBOR      36
  1,536,328.00   1.180     1.180    14.510   8.150       6          20      6M LIBOR       0
    952,061.00   1.300     1.300    14.110   7.509       6          18      6M LIBOR      12
 17,739,095.96   1.198     1.198    13.707   7.311       6          19      6M LIBOR      24
    405,000.00   1.500     1.500    14.625   7.625       6          28      6M LIBOR      36
  8,129,078.21   1.000     1.000    14.639   8.639       6          23      6M LIBOR       0
  7,495,384.00   1.000     1.000    14.684   8.684       6          23      6M LIBOR      12
 62,644,053.36   1.000     1.000    13.765   7.765       6          23      6M LIBOR      24
    234,400.00   1.000     1.000    13.750   7.750       6          35      6M LIBOR       0
    265,000.00   1.000     1.000    12.990   6.990       6          35      6M LIBOR      24
  1,293,750.00   1.000     1.000    13.652   7.652       6          34      6M LIBOR      36

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
[MERRILL LYNCH LOGO]     MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-1 CERTIFICATES

  BEGINNING                                    LOWER COLLAR   UPPER COLLAR
   ACCRUAL      ENDING ACCRUAL   BALANCE ($)       (%)            (%)
-------------   --------------   -----------   ------------   ------------
   06/29/06        07/25/06      285,773,000      8.861          10.350
   07/25/06        08/25/06      283,492,025      7.408          10.350
   08/25/06        09/25/06      280,412,620      7.409          10.350
   09/25/06        10/25/06      276,531,675      7.662          10.350
   10/25/06        11/25/06      271,857,839      7.411          10.350
   11/25/06        12/25/06      266,396,643      7.668          10.350

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-2 CERTIFICATES

  BEGINNING                                    LOWER COLLAR   UPPER COLLAR
   ACCRUAL      ENDING ACCRUAL   BALANCE ($)       (%)            (%)
-------------   --------------   -----------   ------------   ------------
  06/29/06         07/25/06      315,194,000       9.248        10.500
  07/25/06         08/25/06      313,119,578       7.757        10.500
  08/25/06         09/25/06      310,170,619       7.758        10.500
  09/25/06         10/25/06      306,342,119       8.018        10.500
  10/25/06         11/25/06      301,636,538       7.762        10.500
  11/25/06         12/25/06      296,059,730       8.022        10.500

           ONE MONTH LIBOR CAP TABLE FOR THE SUBORDINATE CERTIFICATES

  BEGINNING                                    LOWER COLLAR   UPPER COLLAR
   ACCRUAL      ENDING ACCRUAL   BALANCE ($)       (%)            (%)
-------------   --------------   -----------   ------------   ------------
  06/29/06         07/25/06      139,640,000       8.546         8.910
  07/25/06         08/25/06      139,640,000       7.073         8.910
  08/25/06         09/25/06      139,640,000       7.074         8.910
  09/25/06         10/25/06      139,640,000       7.330         8.910
  10/25/06         11/25/06      139,640,000       7.077         8.910
  11/25/06         12/25/06      139,640,000       7.335         8.910

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
[MERRILL LYNCH LOGO]     MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3


                             SWAP CONTRACT SCHEDULE

                     BEGINNING      ENDING       NOTIONAL
                      ACCRUAL      ACCRUAL     BALANCE ($)      FIXED
    PERIOD                                                   STRIKE RATE
                                                                 (%)
-----------------    ----------   ----------   -----------   -----------
       1              06/29/06     07/25/06         0           0.000
       2              07/25/06     08/25/06         0           0.000
       3              08/25/06     09/25/06         0           0.000
       4              09/25/06     10/25/06         0           0.000
       5              10/25/06     11/25/06         0           0.000
       6              11/25/06     12/25/06         0           0.000
       7              12/25/06     01/25/07    716,819,315      5.390
       8              01/25/07     02/25/07    686,856,947      5.390
       9              02/25/07     03/25/07    653,765,236      5.390
      10              03/25/07     04/25/07    618,261,362      5.390
      11              04/25/07     05/25/07    581,208,191      5.390
      12              05/25/07     06/25/07    543,851,077      5.390
      13              06/25/07     07/25/07    506,810,312      5.390
      14              07/25/07     08/25/07    471,304,371      5.390
      15              08/25/07     09/25/07    437,738,129      5.390
      16              09/25/07     10/25/07    406,673,193      5.390
      17              10/25/07     11/25/07    377,843,341      5.390
      18              11/25/07     12/25/07    351,279,310      5.390
      19              12/25/07     01/25/08    326,509,006      5.390
      20              01/25/08     02/25/08    302,814,395      5.390
      21              02/25/08     03/25/08    279,536,560      5.390
      22              03/25/08     04/25/08    255,022,052      5.390
      23              04/25/08     05/25/08    225,902,416      5.390
      24              05/25/08     06/25/08    193,699,257      5.390
      25              06/25/08     07/25/08    156,755,983      5.390
      26              07/25/08     08/25/08    148,962,135      5.390
      27              08/25/08     09/25/08    126,603,569      5.390
      28              09/25/08     10/25/08    111,072,143      5.390
      29              10/25/08     11/25/08     99,313,606      5.390
      30              11/25/08     12/25/08     89,654,128      5.390
      31              12/25/08     01/25/09     81,322,152      5.390
      32              01/25/09     02/25/09     74,014,974      5.390
      33              02/25/09     03/25/09     67,592,657      5.390
      34              03/25/09     04/25/09     61,914,479      5.390
      35              04/25/09     05/25/09     56,962,997      5.390
      36              05/25/09     06/25/09     52,587,925      5.390
      37              06/25/09     07/25/09     48,530,026      5.390
      38              07/25/09     08/25/09     44,882,559      5.390
39 AND THEREAFTER     08/25/09     09/25/09         0           0.000

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
[MERRILL LYNCH LOGO]     MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3

                       CLASS A-1 AVAILABLE FUNDS CAP TABLE

              PAYMENT       AVAIL.FUNDS    AVAIL.FUNDS
 PERIOD        DATE        CAP (%)(1)(2)  CAP (%)(1)(3)
---------   ------------   ------------   ------------
   1          7/25/2006        9.011          9.011
   2          8/25/2006        7.558         10.500
   3          9/25/2006        7.559         10.500
   4         10/25/2006        7.812         10.500
   5         11/25/2006        7.561         10.500
   6         12/25/2006        7.818         10.500
   7          1/25/2007        7.567         22.149
   8          2/25/2007        7.569         21.819
   9          3/25/2007        7.862         21.725
  10          4/25/2007        7.572         21.014
  11          5/25/2007        7.678         20.651
  12          6/25/2007        7.579         20.070
  13          7/25/2007        7.697         19.667
  14          8/25/2007        7.583         19.037
  15          9/25/2007        7.586         18.528
  16         10/25/2007        7.724         18.178
  17         11/25/2007        7.593         17.587
  18         12/25/2007        7.743         17.303
  19          1/25/2008        7.647         16.800
  20          2/25/2008        7.649         16.391
  21          3/25/2008        7.981         16.316
  22          4/25/2008        7.903         15.783
  23          5/25/2008        8.090         15.429
  24          6/25/2008        8.423         15.042
  25          7/25/2008        8.687         14.315
  26          8/25/2008        8.473         14.078
  27          9/25/2008        8.477         13.458
  28         10/25/2008        8.963         13.476
  29         11/25/2008        8.724         12.895
  30         12/25/2008        9.471         13.362
  31          1/25/2009        9.249         12.898
  32          2/25/2009        9.248         12.680
  33          3/25/2009       10.117         13.354
  34          4/25/2009        9.457         12.551
  35          5/25/2009        9.737         12.679
  36          6/25/2009        9.905         12.741
  37          7/25/2009       10.215         12.952
  38          8/25/2009        9.912         12.527
  39          9/25/2009        9.908         10.006
  40         10/25/2009       10.277         10.579
  41         11/25/2009        9.942         10.233
  42         12/25/2009       10.450         11.052
  43          1/25/2010       10.108         10.730
  44          2/25/2010       10.104         10.724
  45          3/25/2010       11.182         11.865
  46          4/25/2010       10.097         10.937
  47          5/25/2010       10.428         11.293
  48          6/25/2010       10.092         11.378
  49          7/25/2010       10.423         11.751
  50          8/25/2010       10.082         11.362
  51          9/25/2010       10.077         11.351
  52         10/25/2010       10.410         11.948
  53         11/25/2010       10.069         11.551
  54         12/25/2010       10.401         12.383
  55          1/25/2011       10.061         11.970
  56          2/25/2011       10.056         11.956
  57          3/25/2011       11.127         13.222
  58          4/25/2011       10.045         11.930
  59          5/25/2011       10.375         12.313
  60          6/25/2011       10.035         11.906
  61          7/25/2011       10.364         12.288
  62          8/25/2011       10.024         11.877
  63          9/25/2011       10.019         11.863
  64         10/25/2011       10.347         12.245
  65         11/25/2011       10.008         11.835
  66         12/25/2011       10.336         12.219
  67          1/25/2012        9.997         11.809
  68          2/25/2012        9.991         11.794
  69          3/25/2012       10.674         12.591
  70          4/25/2012        9.980         11.763
  71          5/25/2012       10.307         12.139
  72          6/25/2012        9.969         11.732
  73          7/25/2012       10.295         12.107
  74          8/25/2012        9.957         11.701
  75          9/25/2012        9.952         11.685
  76         10/25/2012       10.278         12.058
  77         11/25/2012        9.940         11.653

----------

(1) Available Funds Cap for the Class A-1 Certificates is a per annum rate equal to the product of (i) 12, (ii) the quotient of (x) the total scheduled interest on the Group I Mortgage Loans based on the Net Mortgage Rates in effect on the related due date, less the pro rata portion (calculated based on the ratio of the Group I Mortgage Loans to the total pool of Mortgage Loans) allocable to the Group I Mortgage Loans of any Net Swap Payments or Swap Termination Payments (other than Defaulted Swap Termination Payments) owed to the Swap Counterparty for such distribution date, and (y) the aggregate stated principal balance of the Group I Mortgage Loans as of the first day of the related accrual period and (iii) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 5.2215% and 5.3433%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 5.2215% and 5.3433%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty and proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

[MERRILL LYNCH LOGO]    FREE WRITING PROSPECTUS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3

                       CLASS A-2 AVAILABLE FUNDS CAP TABLE

              PAYMENT         AVAIL. FUNDS        AVAIL. FUNDS
PERIOD         DATE          CAP (%) (1)(2)      CAP (%)(1)(3)
--------------------------------------------------------------
  1          7/25/2006           9.248               9.248
  2          8/25/2006           7.757               10.500
  3          9/25/2006           7.758               10.500
  4         10/25/2006           8.018               10.500
  5         11/25/2006           7.762               10.500
  6         12/25/2006           8.022               10.500
  7          1/25/2007           7.765               22.346
  8          2/25/2007           7.767               22.017
  9          3/25/2007           8.082               21.945
  10         4/25/2007           7.770               21.213
  11         5/25/2007           7.886               20.858
  12         6/25/2007           7.778               20.269
  13         7/25/2007           7.905               19.874
  14         8/25/2007           7.785               19.239
  15         9/25/2007           7.789               18.732
  16        10/25/2007           7.933               18.387
  17        11/25/2007           7.798               17.792
  18        12/25/2007           7.953               17.512
  19         1/25/2008           7.810               16.962
  20         2/25/2008           7.858               16.599
  21         3/25/2008           8.208               16.542
  22         4/25/2008           7.870               15.749
  23         5/25/2008           8.234               15.572
  24         6/25/2008           8.615               15.231
  25         7/25/2008           8.849               14.472
  26         8/25/2008           8.675               14.277
  27         9/25/2008           8.688               13.665
  28        10/25/2008           8.930               13.440
  29        11/25/2008           8.857               13.025
  30        12/25/2008           9.659               13.544
  31         1/25/2009           9.393               13.035
  32         2/25/2009           9.436               12.860
  33         3/25/2009          10.329               13.559
  34         4/25/2009           9.440               12.496
  35         5/25/2009           9.855               12.792
  36         6/25/2009          10.069               12.893
  37         7/25/2009          10.373               13.070
  38         8/25/2009          10.082               12.683
  39         9/25/2009          10.080               10.167
  40        10/25/2009          10.414               10.504
  41        11/25/2009          10.079               10.318
  42        12/25/2009          10.622               11.184
  43         1/25/2010          10.277               10.820
  44         2/25/2010          10.274               10.854
  45         3/25/2010          11.371               12.015
  46         4/25/2010          10.268               10.846
  47         5/25/2010          10.610               11.358
  48         6/25/2010          10.269               11.479
  49         7/25/2010          10.608               11.853
  50         8/25/2010          10.263               11.474
  51         9/25/2010          10.260               11.467
  52        10/25/2010          10.598               11.839
  53        11/25/2010          10.255               11.594
  54        12/25/2010          10.595               12.465
  55         1/25/2011          10.250               12.051
  56         2/25/2011          10.247               12.038
  57         3/25/2011          11.341               13.313
  58         4/25/2011          10.241               12.012
  59         5/25/2011          10.579               12.401
  60         6/25/2011          10.234               11.993
  61         7/25/2011          10.572               12.379
  62         8/25/2011          10.228               11.967
  63         9/25/2011          10.224               11.953
  64        10/25/2011          10.562               12.338
  65        11/25/2011          10.218               11.929
  66        12/25/2011          10.555               12.317
  67         1/25/2012          10.211               11.906
  68         2/25/2012          10.208               11.892
  69         3/25/2012          10.908               12.698
  70         4/25/2012          10.201               11.865
  71         5/25/2012          10.538               12.246
  72         6/25/2012          10.194               11.837
  73         7/25/2012          10.531               12.217
  74         8/25/2012          10.188               11.809
  75         9/25/2012          10.184               11.795
  76        10/25/2012          10.520               12.173
  77        11/25/2012          10.177               11.766

----------
(4) Available Funds Cap for the Class A-2 Certificates is a per annum rate equal to the product of (i) 12, (ii) the quotient of (x) the total scheduled interest on the Group II Mortgage Loans based on the Net Mortgage Rates in effect on the related due date, less the pro rata portion (calculated based on the ratio of the Group II Mortgage Loans to the total pool of Mortgage Loans) allocable to the Group II Mortgage Loans of any Net Swap Payments or Swap Termination Payments (other than Defaulted Swap Termination Payments) owed to the Swap Counterparty for such distribution date, and (y) the aggregate stated principal balance of the Group II Mortgage Loans as of the first day of the related accrual period and (iii) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days in the related accrual period.

(5) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 5.2215% and 5.3433%, respectively.

(6) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 5.2215% and 5.3433%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty and proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTU

[MERRILL LYNCH LOGO]    FREE WRITING PROSPECTUS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3

                      SUBORDINATE AVAILABLE FUNDS CAP TABLE

                                   AVAILABLE        AVAILABLE
                                     FUNDS            FUNDS
                PAYMENT             CAP (%)          CAP (%)
PERIOD            DATE              (1)(2)           (1)(3)
-------------------------------------------------------------
  1             7/25/2006             9.136            9.136
  2             8/25/2006             7.663            9.500
  3             9/25/2006             7.664            9.500
  4            10/25/2006             7.920            9.500
  5            11/25/2006             7.667            9.500
  6            12/25/2006             7.925            9.500
  7             1/25/2007             7.671           22.253
  8             2/25/2007             7.673           21.923
  9             3/25/2007             7.977           21.841
  10            4/25/2007             7.676           21.119
  11            5/25/2007             7.787           20.760
  12            6/25/2007             7.684           20.175
  13            7/25/2007             7.806           19.776
  14            8/25/2007             7.690           19.143
  15            9/25/2007             7.693           18.635
  16           10/25/2007             7.834           18.288
  17           11/25/2007             7.701           17.695
  18           12/25/2007             7.853           17.413
  19            1/25/2008             7.732           16.885
  20            2/25/2008             7.759           16.500
  21            3/25/2008             8.100           16.435
  22            4/25/2008             7.886           15.765
  23            5/25/2008             8.166           15.504
  24            6/25/2008             8.524           15.141
  25            7/25/2008             8.772           14.397
  26            8/25/2008             8.579           14.183
  27            9/25/2008             8.588           13.567
  28           10/25/2008             8.946           13.457
  29           11/25/2008             8.794           12.963
  30           12/25/2008             9.570           13.458
  31            1/25/2009             9.325           12.970
  32            2/25/2009             9.347           12.774
  33            3/25/2009            10.229           13.462
  34            4/25/2009             9.448           12.522
  35            5/25/2009             9.799           12.739
  36            6/25/2009             9.991           12.821
  37            7/25/2009            10.298           13.014
  38            8/25/2009            10.001           12.609
  39            9/25/2009             9.998           10.091
  40           10/25/2009            10.349           10.539
  41           11/25/2009            10.014           10.277
  42           12/25/2009            10.540           11.122
  43            1/25/2010            10.197           10.778
  44            2/25/2010            10.193           10.792
  45            3/25/2010            11.281           11.944
  46            4/25/2010            10.187           10.890
  47            5/25/2010            10.524           11.327
  48            6/25/2010            10.184           11.431
  49            7/25/2010            10.520           11.804
  50            8/25/2010            10.177           11.421
  51            9/25/2010            10.173           11.412
  52           10/25/2010            10.508           11.891
  53           11/25/2010            10.166           11.573
  54           12/25/2010            10.503           12.426
  55            1/25/2011            10.160           12.012
  56            2/25/2011            10.155           11.999
  57            3/25/2011            11.239           13.269
  58            4/25/2011            10.147           11.973
  59            5/25/2011            10.481           12.359
  60            6/25/2011            10.139           11.951
  61            7/25/2011            10.472           12.335
  62            8/25/2011            10.130           11.924
  63            9/25/2011            10.126           11.910
  64           10/25/2011            10.459           12.293
  65           11/25/2011            10.117           11.883
  66           12/25/2011            10.450           12.270
  67            1/25/2012            10.108           11.859
  68            2/25/2012            10.104           11.845
  69            3/25/2012            10.796           12.646
  70            4/25/2012            10.094           11.816
  71            5/25/2012            10.426           12.194
  72            6/25/2012            10.085           11.786
  73            7/25/2012            10.417           12.164
  74            8/25/2012            10.076           11.757
  75            9/25/2012            10.071           11.742
  76           10/25/2012             0.402           12.117
  77           11/25/2012             0.062           11.711

----------
(1) Available Funds Cap for the Subordinate Certificates is the per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each Loan Group the current principal balance of the related Class A Certificates) of the Class A-1 Available Funds Cap and the Class A-2 Available Funds Cap.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 5.2215% and 5.3433%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 5.2215% and 5.3433%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty and proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein..

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTU

[MERRILL LYNCH LOGO]    FREE WRITING PROSPECTUS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3

                         DISCOUNT MARGIN TABLE (TO CALL)

                                  0%              80%             100%            150%              200%
                             PRICING SPEED   PRICING SPEED   PRICING SPEED    PRICING SPEED    PRICING SPEED
-------------------------------------------------------------------------------------------------------------
CLASS A-1A
PRICE = 100.0000%
      DISCOUNT MARGIN             14              14             14               14               14
            WAL (YRS)            21.79            2.77           2.15             1.28             1.02
       MOD DURN (YRS)            12.13            2.44           1.95             1.21             0.98
     PRINCIPAL WINDOW        Jul06 - May36   Jul06 - Aug14   Jul06 - Nov12    Jul06 - Dec08    Jul06 - May08

CLASS A-1B
PRICE = 100.0000%
      DISCOUNT MARGIN             19               19             19               19               19
            WAL (YRS)            21.79            2.77           2.15             1.28             1.02
       MOD DURN (YRS)            12.07            2.43           1.95             1.21             0.98
     PRINCIPAL WINDOW        Jul06 - May36   Jul06 - Aug14   Jul06 - Nov12    Jul06 - Dec08    Jul06 - May08

CLASS A-2A
PRICE = 100.0000%
      DISCOUNT MARGIN              3               3              3                3                3
            WAL (YRS)            14.90            1.17           1.00             0.75             0.62
       MOD DURN (YRS)             9.89            1.12           0.96             0.73             0.60
     PRINCIPAL WINDOW        Jul06 - Sep28   Jul06 - Jun08   Jul06 - Mar08    Jul06 - Sep07    Jul06 - Jun07

CLASS A-2B
PRICE = 100.0000%
      DISCOUNT MARGIN              9               9              9                9                9
            WAL (YRS)            24.61            2.39           2.00             1.50             1.16
       MOD DURN (YRS)            13.50            2.22           1.88             1.42             1.11
     PRINCIPAL WINDOW        Sep28 - Jun33   Jun08 - May09   Mar08 - Oct08    Sep07 - Mar08    Jun07 - Oct07

CLASS A-2C
PRICE = 100.0000%
      DISCOUNT MARGIN             15               15             15               15               15
            WAL (YRS)            29.15            4.86           3.47             1.95             1.59
       MOD DURN (YRS)            14.47            4.19           3.10             1.84             1.51
     PRINCIPAL WINDOW        Jun33 - May36   May09 - Feb14   Oct08 - Jun12    Mar08 - Aug08    Oct07 - Apr08

CLASS A-2D
PRICE = 100.0000%
      DISCOUNT MARGIN             25               25             25               25               25
            WAL (YRS)            29.91            8.13           6.38             2.38             1.86
       MOD DURN (YRS)            14.46            6.48           5.32             2.21             1.75
     PRINCIPAL WINDOW        May36 - May36   Feb14 - Aug14   Jun12 - Nov12    Aug08 - Jan09    Apr08 - May08

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTU

[MERRILL LYNCH LOGO]    FREE WRITING PROSPECTUS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3

                    DISCOUNT MARGIN TABLE (TO CALL) (CONT'D)

                                  0%              80%            100%             150%              200%
                             PRICING SPEED   PRICING SPEED   PRICING SPEED    PRICING SPEED    PRICING SPEED
-------------------------------------------------------------------------------------------------------------
CLASS M-1
PRICE = 100.0000%
      DISCOUNT MARGIN             30               30             30               30               30
            WAL (YRS)            29.12            5.44           4.77             3.91             2.49
       MOD DURN (YRS)            14.22            4.57           4.12             3.47             2.30
     PRINCIPAL WINDOW        Jul32 - May36   Oct09 - Aug14   Apr10 - Nov12    May10 - May10    Dec08 - Dec08

CLASS M-2
PRICE = 100.0000%
      DISCOUNT MARGIN             32               32             32               32               32
            WAL (YRS)            29.12            5.42           4.63             3.91             2.49
       MOD DURN (YRS)            14.18            4.55           4.01             3.47             2.30
     PRINCIPAL WINDOW        Jul32 - May36   Sep09 - Aug14   Feb10 - Nov12    May10 - May10    Dec08 - Dec08

CLASS M-3
PRICE = 100.0000%
      DISCOUNT MARGIN             35               35             35               35               35
            WAL (YRS)            29.12            5.42           4.56             3.77             2.40
       MOD DURN (YRS)            14.14            4.55           3.95             3.36             2.22
     PRINCIPAL WINDOW        Jul32 - May36   Aug09 - Aug14   Dec09 - Nov12    Jan10 - May10    Sep08 - Dec08

CLASS M-4
PRICE = 100.0000%
      DISCOUNT MARGIN             40               40             40               40               40
            WAL (YRS)            29.12            5.41           4.52             3.57             2.26
       MOD DURN (YRS)            14.06            4.53           3.91             3.19             2.10
     PRINCIPAL WINDOW        Jul32 - May36   Aug09 - Aug14   Nov09 - Nov12    Oct09 - May10    Aug08 - Dec08

CLASS M-5
PRICE = 100.0000%
      DISCOUNT MARGIN             45               45             45               45               45
            WAL (YRS)            29.12            5.41           4.49             3.42             2.21
       MOD DURN (YRS)            13.98            4.52           3.88             3.07             2.05
     PRINCIPAL WINDOW        Jul32 - May36   Aug09 - Aug14   Oct09 - Nov12    Aug09 - May10    Jul08 - Dec08

CLASS M-6
PRICE = 100.0000%
      DISCOUNT MARGIN             52               52             52               52               52
            WAL (YRS)            29.12            5.41           4.47             3.31             2.17
       MOD DURN (YRS)            13.87            4.51           3.85             2.98             2.02
     PRINCIPAL WINDOW        Jul32 - May36   Aug09 - Aug14   Oct09 - Nov12    Jul09 - May10    Jul08 - Dec08

CLASS B-1
PRICE = 100.0000%
      DISCOUNT MARGIN             100             100             100              100              100
            WAL (YRS)            29.12            5.40           4.44             3.23             2.14
       MOD DURN (YRS)            13.15            4.44           3.78             2.88             1.97
     PRINCIPAL WINDOW        Jul32 - May36   Jul09 - Aug14   Sep09 - Nov12    May09 - May10    Jun08 - Dec08

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTU

[MERRILL LYNCH LOGO]    FREE WRITING PROSPECTUS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3

                    DISCOUNT MARGIN TABLE (TO CALL) (CONT'D)

                                  0%              80%            100%             150%             200%
                             PRICING SPEED   PRICING SPEED   PRICING SPEED    PRICING SPEED    PRICING SPEED
------------------------------------------------------------------------------------------------------------
CLASS B-2
PRICE = 100.0000%
      DISCOUNT MARGIN             115             115             115              115              115
            WAL (YRS)            29.12            5.39           4.43             3.17             2.12
       MOD DURN (YRS)            12.94            4.41           3.76             2.82             1.95
     PRINCIPAL WINDOW        Jul32 - May36   Jul09 - Aug14   Aug09 - Nov12    Apr09 - May10    Jun08 - Dec08
CLASS B-3
PRICE = 100.0000%
      DISCOUNT MARGIN             210             210             210              210              210
            WAL (YRS)            29.12            5.39           4.41             3.12             2.12
       MOD DURN (YRS)            11.71            4.28           3.65             2.73             1.93
     PRINCIPAL WINDOW        Jul32 - May36   Jul09 - Aug14   Aug09 - Nov12    Mar09 - May10    Jun08 - Dec08

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTU

[MERRILL LYNCH LOGO]

         FREE WRITING PROSPECTUS FOR
         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3

                         DISCOUNT MARGIN TABLE (TO MATURITY)

                             0%                 80%                100%               150%               200%
                             PRICING SPEED      PRICING SPEED      PRICING SPEED      PRICING SPEED      PRICING SPEED
                             ----------------------------------------------------------------------------------------
CLASS A-1A
PRICE = 100.0000%
      DISCOUNT MARGIN              14                 14                 14                 14                 14
            WAL (YRS)            21.79               2.77               2.15               1.28               1.02
       MOD DURN (YRS)            12.13               2.44               1.95               1.21               0.98
     PRINCIPAL WINDOW        Jul06 - May36      Jul06 - Aug14      Jul06 - Nov12      Jul06 - Dec08      Jul06 - May08

CLASS A-1B
PRICE = 100.0000%

      DISCOUNT MARGIN              19                 19                 19                 19                 19
            WAL (YRS)            21.79               2.77               2.15               1.28               1.02
       MOD DURN (YRS)            12.07               2.43               1.95               1.21               0.98
     PRINCIPAL WINDOW        Jul06 - May36      Jul06 - Aug14      Jul06 - Nov12      Jul06 - Dec08      Jul06 - May08

CLASS A-2A
PRICE = 100.0000%

      DISCOUNT MARGIN              3                  3                  3                  3                  3
            WAL (YRS)            14.90               1.17               1.00               0.75               0.62
       MOD DURN (YRS)             9.89               1.12               0.96               0.73               0.60
     PRINCIPAL WINDOW        Jul06 - Sep28      Jul06 - Jun08      Jul06 - Mar08      Jul06 - Sep07      Jul06 - Jun07

CLASS A-2B
PRICE = 100.0000%

      DISCOUNT MARGIN              9                  9                  9                  9                  9
            WAL (YRS)            24.61               2.39               2.00               1.50               1.16
       MOD DURN (YRS)            13.50               2.22               1.88               1.42               1.11
     PRINCIPAL WINDOW        Sep28 - Jun33      Jun08 - May09      Mar08 - Oct08      Sep07 - Mar08      Jun07 - Oct07

CLASS A-2C
PRICE = 100.0000%

      DISCOUNT MARGIN              15                 15                 15                 15                 15
            WAL (YRS)            29.15               4.86               3.47               1.95               1.59
       MOD DURN (YRS)            14.47               4.19               3.10               1.84               1.51
     PRINCIPAL WINDOW        Jun33 - May36      May09 - Feb14      Oct08 - Jun12      Mar08 - Aug08      Oct07 - Apr08

CLASS A-2D
PRICE = 100.0000%

      DISCOUNT MARGIN              25                 25                 25                 25                 25
            WAL (YRS)            29.91               8.13               6.38               2.38               1.86
       MOD DURN (YRS)            14.46               6.48               5.32               2.21               1.75
     PRINCIPAL WINDOW        May36 - May36      Feb14 - Aug14      Jun12 - Nov12      Aug08 - Jan09      Apr08 - May08


   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

[MERRILL LYNCH LOGO]

         FREE WRITING PROSPECTUS FOR
         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3

                    DISCOUNT MARGIN TABLE (TO MATURITY) (CONT'D)

                             0%                 80%                100%               150%               200%
                             PRICING SPEED      PRICING SPEED      PRICING SPEED      PRICING SPEED      PRICING SPEED
                             -----------------------------------------------------------------------------------------
CLASS M-1
PRICE = 100.0000%

      DISCOUNT MARGIN              30                 31                 31                 35               36
            WAL (YRS)            29.12               6.06               5.29               6.56             4.41
       MOD DURN (YRS)            14.22               4.91               4.44               5.40             3.84
     PRINCIPAL WINDOW        Jul32 - May36      Oct09 - May21      Apr10 - Jul19      Apr11 - Jul16      Aug09 - Jul13

CLASS M-2
PRICE = 100.0000%

      DISCOUNT MARGIN              32                  33               33                 34                 34
            WAL (YRS)            29.12                6.04             5.14               4.56               2.95
       MOD DURN (YRS)            14.18                4.90             4.32               3.97               2.69
     PRINCIPAL WINDOW        Jul32 - May36      Sep09 - May21      Feb10 - Jan19      May10 - Apr14      Dec08 - Nov11

CLASS M-3
PRICE = 100.0000%

      DISCOUNT MARGIN              35                  36               36                 36                 36
            WAL (YRS)            29.12                6.04             5.05               4.08               2.62
       MOD DURN (YRS)            14.14                4.89             4.25               3.59               2.40
     PRINCIPAL WINDOW        Jul32 - May36      Aug09 - May21      Dec09 - May18      Jan10 - Dec13      Sep08 - Jul11

CLASS M-4
PRICE = 100.0000%

      DISCOUNT MARGIN              40                  41               41                 41                 42
            WAL (YRS)            29.12                6.01             4.99               3.86               2.47
       MOD DURN (YRS)            14.06                4.86             4.21               3.41               2.27
     PRINCIPAL WINDOW        Jul32 - May36      Aug09 - Jan21      Nov09 - Jan18      Oct09 - Aug13      Aug08 - May11

CLASS M-5
PRICE = 100.0000%

      DISCOUNT MARGIN              45                  46              47                 46                 47
            WAL (YRS)            29.12                5.98            4.94               3.71               2.41
       MOD DURN (YRS)            13.98                4.84            4.17               3.28               2.22
     PRINCIPAL WINDOW        Jul32 - May36      Aug09 - Jul20      Oct09 - Jul17      Aug09 - May13      Jul08 - Feb11

CLASS M-6
PRICE = 100.0000%

      DISCOUNT MARGIN              52                  54              54                 54                 54
            WAL (YRS)            29.12                5.95            4.89               3.58               2.37
       MOD DURN (YRS)            13.87                4.82            4.12               3.18               2.18
     PRINCIPAL WINDOW        Jul32 - May36      Aug09 -Dec19       Oct09 - Feb17      Jull09 - Jan13     Jul08 - Nov10

CLASS B-1
PRICE = 100.0000%

      DISCOUNT MARGIN            100                 103                103                103               103
            WAL (YRS)          29.12                5.91               4.83               3.48              2.32
       MOD DURN (YRS)          13.15                4.71               4.02               3.06              2.12
     PRINCIPAL WINDOW        Jul32 - May36      Jul09 - Apr19      Sep09 - Jul16      May09 - Sep12      Jun08 - Aug10

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

[MERRILL LYNCH LOGO]

         FREE WRITING PROSPECTUS FOR
         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3

                    DISCOUNT MARGIN TABLE (TO MATURITY) (CONT'D)

                             0%                 80%                100%               150%               200%
                             PRICING SPEED      PRICING SPEED      PRICING SPEED      PRICING SPEED      PRICING SPEED
                             -----------------------------------------------------------------------------------------
CLASS B-2
PRICE = 100.0000%
      DISCOUNT MARGIN             115                118                118                118                119
            WAL (YRS)            29.12               5.85               4.78               3.39               2.28
       MOD DURN (YRS)            12.94               4.66               3.98               2.98               2.08
     PRINCIPAL WINDOW        Jul32 - May36      Jul09 - Aug18      Aug09 - Jan16      Apr09 - May12      Jun08 - May10

CLASS B-3
PRICE = 100.0000%
      DISCOUNT MARGIN             210                215                215                215                215
            WAL (YRS)            29.12               5.79               4.71               3.32               2.25
       MOD DURN (YRS)            11.71               4.48               3.82               2.87               2.03
     PRINCIPAL WINDOW        Jul32 - May36      Jul09 - Oct17      Aug09 - May15      Mar09 - Dec11      Jun08 - Jan10

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

[MERRILL LYNCH LOGO]

         FREE WRITING PROSPECTUS FOR
         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at forward LIBOR, and at varying loss severity percentages. Other assumptions include: (1) prepayment speed at 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no OC stepdown):

                                                         FORWARD LIBOR
                                 -----------------------------------------------------------
                                 35% LOSS SEVERITY    45% LOSS SEVERITY    55% LOSS SEVERITY
                                 ===========================================================

CLASS M-1           CDR Break               40.24%              28.36%                21.92%
                    Cum Loss                22.56%              23.68%                24.49%

CLASS M-2           CDR Break               32.57%              23.60%                18.51%
                    Cum Loss                20.03%              21.05%                21.78%

CLASS M-3           CDR Break               28.64%              21.05%                16.65%
                    Cum Loss                18.53%              19.49%                20.17%

CLASS M-4           CDR Break               25.25%              18.79%                14.97%
                    Cum Loss                17.11%              18.01%                18.64%

CLASS M-5           CDR Break               22.33%              16.80%                13.47%
                    Cum Loss                15.78%              16.61%                17.20%

CLASS M-6           CDR Break               19.70%              14.96%                12.07%
                    Cum Loss                14.48%              15.24%                15.79%

CLASS B-1           CDR Break               17.41%              13.34%                10.81%
                    Cum Loss                13.26%              13.97%                14.46%

CLASS B-2           CDR Break               15.43%              11.90%                 9.68%
                    Cum Loss                12.13%              12.78%                13.22%

CLASS B-3           CDR Break               14.03%              10.89%                 8.89%
                    Cum Loss                11.29%              11.90%                12.32%

                                  [LINE GRAPH]

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

[MERRILL LYNCH LOGO]

         FREE WRITING PROSPECTUS FOR
         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM3

                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to call at both static (1ML = 5.2215%,6ML = 5.3433%) and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between
(a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Offered Certificates and any Net Swap Payments, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period. Other assumptions include: (1) prepayment speed is 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) no defaults and no losses, (3) the first period's excess spread is not included in the yearly average excess spread table because of the short first accrual period:

PERIOD             EXCESS SPREAD IN BPS (STATIC LIBOR)    EXCESS SPREAD IN BPS (FORWARD LIBOR)
----------------------------------------------------------------------------------------------
Avg yr1                            278                                   275
Avg yr2                            306                                   305
Avg yr3                            493                                   490
Avg yr4                            594                                   586
Avg yr5                            597                                   588

               EXCESS                              SPREAD                EXCESS                                 EXCESS
              SPREAD IN                               IN                SPREAD IN                              SPREAD IN
                 BPS      1 MONTH      6 MONTH       BPS                  BPS         1 MONTH      6 MONTH       BPS
              (STATIC     FORWARD      FORWARD    (FORWARD              (STATIC       FORWARD      FORWARD     (FORWARD
PERIOD        LIBOR)       LIBOR        LIBOR      LIBOR)     PERIOD     LIBOR)        LIBOR        LIBOR       LIBOR)
             -----------------------------------------------------------------------------------------------------------
  1              *        5.2215%      5.3433%        *         40        585         5.3302%      5.4040%       576
  2             271       5.2637%      5.3565%       267        41        567         5.3363%      5.4086%       557
  3             271       5.2664%      5.3588%       267        42        607         5.3418%      5.4126%       601
  4             290       5.3015%      5.3579%       282        43        589         5.3469%      5.4170%       581
  5             272       5.3366%      5.3488%       260        44        589         5.3508%      5.4201%       581
  6             291       5.3129%      5.3322%       282        45        644         5.3539%      5.4236%       637
  7             274       5.2945%      5.3197%       275        46        588         5.3589%      5.4288%       580
  8             275       5.2788%      5.3099%       275        47        607         5.3614%      5.4324%       599
  9             279       5.2650%      5.3033%       279        48        589         5.3649%      5.4388%       581
  10            277       5.2470%      5.3005%       277        49        607         5.3674%      5.4434%       600
  11            280       5.2403%      5.2999%       280        50        588         5.3719%      5.4506%       580
  12            280       5.2408%      5.2998%       279        51        588         5.3772%      5.4594%       579
  13            284       5.2404%      5.2997%       284        52        606         5.3831%      5.4670%       598
  14            282       5.2409%      5.3007%       282        53        587         5.3920%      5.4770%       578
  15            284       5.2411%      5.3008%       283        54        605         5.3995%      5.4898%       598
  16            290       5.2417%      5.3005%       290        55        586         5.4087%      5.5005%       578
  17            287       5.2417%      5.3015%       286        56        586         5.4200%      5.5131%       576
  18            295       5.2417%      5.3017%       294        57        641         5.4297%      5.5278%       632
  19            293       5.2430%      5.3029%       292        58        585         5.4431%      5.5412%       574
  20            297       5.2433%      5.3034%       297        59        603         5.4559%      5.5530%       592
  21            315       5.2432%      5.3046%       314        60        584         5.4708%      5.5656%       574
  22            315       5.2451%      5.3076%       314        61        602         5.4843%      5.5748%       592
  23            338       5.2453%      5.3083%       337        62        583         5.4983%      5.5837%       570
  24            393       5.2466%      5.3114%       392        63        582         5.5086%      5.5911%       568
  25            411       5.2480%      5.3144%       409        64        600         5.5167%      5.5951%       587
  26            406       5.2500%      5.3176%       405        65        581         5.5251%      5.5991%       566
  27            411       5.2534%      5.3216%       409        66        599         5.5302%      5.6011%       587
  28            440       5.2555%      5.3258%       438        67        580         5.5348%      5.6013%       566
  29            440       5.2599%      5.3307%       438        68        579         5.5375%      5.5999%       565
  30            516       5.2640%      5.3365%       513        69        616         5.5378%      5.5979%       604
  31            509       5.2690%      5.3437%       505        70        578         5.5381%      5.5963%       564
  32            515       5.2743%      5.3499%       511        71        596         5.5364%      5.5940%       583
  33            562       5.2791%      5.3573%       558        72        577         5.5322%      5.5912%       562
  34            535       5.2867%      5.3663%       530        73        595         5.5283%      5.5892%       581
  35            562       5.2936%      5.3728%       557        74        576         5.5259%      5.5893%       561
  36            608       5.3029%      5.3803%       603        75        575         5.5239%      5.5890%       561
  37            629       5.3097%      5.3872%       623        76        593         5.5231%      5.5886%       580
  38            577       5.3170%      5.3934%       570        77        574         5.5224%      5.5910%       560
  39            562       5.3245%      5.3989%       552


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